                              THE DIRECTOR CHOICE
                             SEPARATE ACCOUNT TWO
                        HARTFORD LIFE INSURANCE COMPANY
                                 P.O. BOX 5085
                       HARTFORD, CONNECTICUT 06102-5085
                      TELEPHONE: 1-800-862-6668 (CONTRACT
                                    OWNERS)
[LOGO]            1-800-862-7155 (INVESTMENT REPRESENTATIVES)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This Prospectus describes The Director CHOICE, an individual and group flexible premium tax deferred variable annuity contract designed for retirement planning purposes ("Contracts").

The Contracts are issued by Hartford Life Insurance Company ("Hartford"). Payments for the Contracts will be held in a series of Hartford Life Insurance Company Separate Account Two (the "Separate Account") or in the Fixed Account of Hartford. Allocations to and transfers to and from the Fixed Account are not permitted in certain states.

The following Sub-Accounts are available under the Contracts. Opposite each Sub-Account is the name of the underlying investment for that Sub-Account.

Mitchell Hutchins Growth and Income           --   shares of Class I of Mitchell Hutchins Growth and Income
  Portfolio Sub-Account                            Portfolio of the Mitchell Hutchins Series Trust ("Mitchell
                                                   Hutchins Growth and Income Portfolio")
Mitchell Hutchins Strategic Income Portfolio  --   shares of Class I of Mitchell Hutchins Strategic Income
  Sub-Account                                      Portfolio of the Mitchell Hutchins Series Trust ("Mitchell
                                                   Hutchins Strategic Income Portfolio")
Mitchell Hutchins Tactical Allocation         --   shares of Class I of Mitchell Hutchins Tactical Allocation
  Portfolio Sub-Account                            Portfolio of the Mitchell Hutchins Series Trust ("Mitchell
                                                   Hutchins Tactical Allocation Portfolio")
Advisers Fund Sub-Account                     --   shares of Class IA of Hartford Advisers HLS Fund, Inc.
                                                   ("Hartford Advisers Fund")
Bond Fund Sub-Account                         --   shares of Class IA of Hartford Bond HLS Fund, Inc.
                                                   ("Hartford Bond Fund")
Capital Appreciation Fund Sub-Account         --   shares of Class IA of Hartford Capital Appreciation HLS
                                                   Fund, Inc. ("Hartford Capital Appreciation Fund")
Dividend and Growth Fund Sub-Account          --   shares of Class IA of Hartford Dividend and Growth HLS
                                                   Fund, Inc. ("Hartford Dividend and Growth Fund")
Global Leaders Fund Sub-Account               --   shares of Class IA of Hartford Global Leaders HLS Fund,
                                                   Inc. ("Hartford Global Leaders Fund")
Growth and Income Fund Sub-Account            --   shares of Class IA of Hartford Growth and Income HLS Fund,
                                                   Inc. ("Hartford Growth and Income Fund")
High Yield Fund Sub-Account                   --   shares of Class IA of Hartford High Yield HLS Fund, Inc.
                                                   ("Hartford High Yield Fund")
Index Fund Sub-Account                        --   shares of Class IA of Hartford Index HLS Fund, Inc.
                                                   ("Hartford Index Fund")
International Advisers Fund Sub-Account       --   shares of Class IA of Hartford International Advisers HLS
                                                   Fund, Inc. ("Hartford International Advisers Fund")
International Opportunities Fund Sub-Account  --   shares of Class IA of Hartford International Opportunities
                                                   HLS Fund, Inc. ("Hartford International Opportunities
                                                   Fund")
MidCap Fund Sub-Account                       --   shares of Class IA of Hartford MidCap HLS Fund, Inc.
                                                   ("Hartford MidCap Fund")
Money Market Fund Sub-Account                 --   shares of Class IA of Hartford Money Market HLS Fund, Inc.
                                                   ("Hartford Money Market Fund")
Mortgage Securities Fund Sub-Account          --   shares of Class IA of Hartford Mortgage Securities HLS
                                                   Fund, Inc. ("Hartford Mortgage Securities Fund")
Small Company Fund Sub-Account                --   shares of Class IA of Hartford Small Company HLS Fund,
                                                   Inc. ("Hartford Small Company Fund")
Stock Fund Sub-Account                        --   shares of Class IA of Hartford Stock HLS Fund, Inc.
                                                   ("Hartford Stock Fund")

This Prospectus sets forth the information concerning the Separate Account and the Fixed Account, where available, that investors should know before investing. This Prospectus should be kept for future reference. Additional information about the Separate Account and the Fixed Account has been filed with the Securities and Exchange Commission and is available without charge upon request. To obtain the Statement of Additional Information without charge send a written request to, or call Hartford, Attn: Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085. The Table of Contents for the Statement of Additional Information may be found on page 33 of this Prospectus. The Statement of Additional Information is incorporated by reference to this Prospectus.
--------------------------------------------------------------------------------

THIS PROSPECTUS AND OTHER INFORMATION ABOUT THE SEPARATE ACCOUNT REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAN BE FOUND AT THE COMMISSION'S WEB SITE (HTTP://WWW.SEC.GOV).
--------------------------------------------------------------------------------

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
PROSPECTUS DATED: DECEMBER 17, 1998
STATEMENT OF ADDITIONAL INFORMATION DATED: DECEMBER 17, 1998

HARTFORD LIFE INSURANCE COMPANY                                                3
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
 GLOSSARY OF SPECIAL TERMS.............................................    4
 FEE TABLE.............................................................    6
 ACCUMULATION UNIT VALUES..............................................    8
 INTRODUCTION..........................................................   10
 HARTFORD, THE SEPARATE ACCOUNT, THE FUNDS AND THE FIXED ACCOUNT.......   10
   Hartford Life Insurance Company.....................................   10
   The Separate Account................................................   11
   The Funds...........................................................   11
   The Fixed Account...................................................   13
 PERFORMANCE RELATED INFORMATION.......................................   14
 THE CONTRACTS.........................................................   15
   Contracts Offered...................................................   15
   Premium Payments and Initial Allocations............................   15
   Contract Value......................................................   16
   Transfers Between the Sub-Accounts/Fixed Account....................   16
   Charges Under the Contract..........................................   17
   Death Benefits......................................................   19
   Surrender Benefits..................................................   20
   Settlement Provisions...............................................   21
   Other Information...................................................   23
 FEDERAL TAX CONSIDERATIONS............................................   24
   A.   General........................................................   24
   B.   Taxation of Hartford and the Separate Account..................   24
   C.   Taxation of Annuities -- General Provisions Affecting
        Purchasers Other Than Qualified Retirement Plans...............   24
   D.  Federal Income Tax Withholding..................................   27
   E.   General Provisions Affecting Qualified Retirement Plans........   27
   F.   Annuity Purchases by Nonresident Aliens and Foreign
    Corporations.......................................................   27
 MISCELLANEOUS.........................................................   27
   How Contracts Are Sold..............................................   27
   Year 2000...........................................................   28
   Legal Matters and Experts...........................................   28
   Additional Information..............................................   29
 APPENDIX I INFORMATION REGARDING TAX-QUALIFIED PLANS..................   30
 TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION..............   33

4                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                           GLOSSARY OF SPECIAL TERMS

ACCUMULATION UNIT: An accounting unit of measure used to calculate values before Annuity payments begin.

ADMINISTRATIVE OFFICE OF HARTFORD: Currently located at 200 Hopmeadow Street, Simsbury, CT. All correspondence concerning the Contract should be sent to P.O. Box 5085, Hartford, CT 06102-5085, Attn: Individual Annuity Services, except for overnight or express mail packages, which should be sent to: 200 Hopmeadow Street, Simsbury, CT 06089.

ANNUAL MAINTENANCE FEE: An annual $30 charge on a Contract having a Contract value of less than $50,000, as determined on the most recent Contract Anniversary or upon full surrender of the Contract. The charge is deducted proportionately from the investment options in use at the time of such deduction.

ANNUAL WITHDRAWAL AMOUNT: The amount which can be withdrawn in any Contract Year prior to incurring surrender charges.

ANNUITANT: The person or Participant upon whose life the Contract is issued.

ANNUITY: A Contract issued by an insurance company that provides, in exchange for Premium Payments, a series of income payments. This Prospectus describes a deferred annuity Contract in which Premium Payments accumulate tax-deferred until a partial or full surrender is taken or until the Annuity Commencement Date. Annuity payments under the Contract will begin as of the Annuity Commencement Date in accordance with the Annuity payment option selected.

ANNUITY COMMENCEMENT DATE: The date on which Annuity payments are to commence. Under a group unallocated Contract, the date for each Participant is determined by the Contract Owner in accordance with the terms of the Plan.

ANNUITY UNIT: An accounting unit of measure used to calculate the value of Annuity payments.

BENEFICIARY: The person(s) who receive Contract Values in the event of the Annuitant's or Contract Owner's death under certain conditions. Under a group unallocated Contract, the person named by the Participant within the Plan documents/enrollment forms who is entitled to receive benefits in case of the death of the Participant.

CODE: The Internal Revenue Code of 1986, as amended.

COMMISSION: Securities and Exchange Commission.

CONTINGENT ANNUITANT: The person so designated by the Contract Owner, who upon the Annuitant's death, prior to the Annuity Commencement Date, becomes the Annuitant.

CONTRACT: For an Annuity issued to an individual, the Contract is the individual Annuity and any endorsements or riders. For a group Annuity, the Contract is a certificate evidencing a participatory interest in a group Annuity and any endorsements or riders. Any reference in this Prospectus to a Contract includes the certificate.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT OWNER(S): The owner(s) of the Contract, trustee or other entity, sometimes herein referred to as "you".

CONTRACT VALUE: The aggregate value of any Sub-Account Accumulation Units held under the Contract plus the value of the Fixed Account.

CONTRACT YEAR: A period of 12 months commencing with the Contract Date or any anniversary thereof.

DEATH BENEFIT: The amount payable upon the death of a Contract Owner, Annuitant or Participant, in the case of group Contracts, before annuity payments have commenced.

DUE PROOF OF DEATH: A certified copy of a death certificate, an order of a court of competent jurisdiction, a statement from a physician who attended the deceased or any other proof acceptable to Hartford.

FIXED ACCOUNT: Part of the General Account of Hartford to which a Contract Owner may allocate all or a portion of his Premium Payment or Contract Value.

FIXED ANNUITY: An Annuity providing for guaranteed payments which remain fixed in amount throughout the payment period and which do not vary with the investment experience of a separate account.

FUNDS: The Funds described commencing on page 11 additional Funds which may be made available from time to time.

GENERAL ACCOUNT: The General Account of Hartford which consists of all assets of the Hartford other than those allocated to the separate accounts of the Hartford.

HARTFORD: Hartford Life Insurance Company.

MAXIMUM ANNIVERSARY VALUE: Value used in determining the Death Benefit. It is based on a series of calculations of Account Values on Contract Anniversaries, premium payments and partial surrenders, as described on page 19.

NON-QUALIFIED CONTRACT: A Contract which is not part of a tax-qualified retirement plan or arrangement which qualifies for special tax treatment under the Code.

PARTICIPANT (FOR GROUP UNALLOCATED CONTRACTS ONLY): Any eligible employee of an Employer/Contract Owner participating in the Plan.

PLAN: A voluntary plan of an employer or other person which qualifies for special tax treatment under the Code.

PREMIUM PAYMENT: The payment made to Hartford pursuant to the terms of the Contract.

HARTFORD LIFE INSURANCE COMPANY                                                5
--------------------------------------------------------------------------------

PREMIUM TAX: A tax on premiums charged by a state or municipality on Premium Payments or Contract Values.

QUALIFIED CONTRACT: A Contract which is part of a tax-qualified retirement plan or arrangement which qualifies for special tax treatment under the Code, such as an employer-sponsored Section 401(k) plan or an Individual Retirement Annuity
(IRA).

SEPARATE ACCOUNT: The Hartford separate account entitled "Hartford Life Insurance Company Separate Account Two".

SUB-ACCOUNT: Accounts established within the Separate Account with respect to a Fund.

TERMINATION VALUE: The Contract Value upon termination of the Contract prior to the Annuity Commencement Date, less any applicable Premium Taxes, the Annual Maintenance Fee and any applicable contingent deferred sales charges.

UNALLOCATED CONTRACTS: Contracts issued to employers, or other entity, as Contract Owner under which no allocation of Contract Values is made for a specific Participant. The Plans will be responsible for the individual allocations.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The period between the close of business on successive Valuation Days.

VARIABLE ANNUITY: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets of the Separate Account.

6                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                                   FEE TABLE
                                    SUMMARY

                        Contract Owner Transaction Expenses
                               (All Sub-Accounts)

 Sales Load Imposed on Purchases (as a percentage of premium
   payments).......................................................    None
 Exchange Fee......................................................        $0
 Deferred Sales Load (as a percentage of amounts withdrawn)
     First Year (1)................................................       6%
     Second Year...................................................       6%
     Third Year....................................................       5%
     Fourth Year...................................................       5%
     Fifth Year....................................................       4%
     Sixth Year....................................................       3%
     Seventh Year..................................................       2%
     Eighth Year...................................................       0%
 Annual Maintenance Fee (2)........................................     $30
 Annual Expenses -- Separate Account (as percentage of average account value)
     Mortality and Expense Risk....................................   1.250%

---------
(1) Length of time from premium payment.

(2) The Annual Maintenance Fee is a single $30 charge on a Contract. It is deducted proportionally from the investment options in use at the time of the charge. Pursuant to requirements of the Investment Company Act of 1940, the Annual Maintenance Fee has been reflected in the Examples by a method intended to show the "average" impact of the Annual Maintenance Fee on an investment in the Separate Account. The Annual Maintenance Fee is deducted only when the accumulated value is less than $50,000. In the Example, the Annual Maintenance Fee is approximately a 0.08% annual asset charge based on the experience of the Contracts.

                         Annual Fund Operating Expenses
                        (as a percentage of net assets)

                                                                         12B-1                     TOTAL FUND
                                                    MANAGEMENT       DISTRIBUTION                   OPERATING
                                                       FEES        AND/OR SERVICING                 EXPENSES
                                                       (WITH             FEES           OTHER         (WITH
                                                     WAIVERS)       (WITH WAIVERS)     EXPENSES     WAIVERS)
                                                   -------------   -----------------   --------   -------------
 Mitchell Hutchins Growth and Income Portfolio
   (1)(2)........................................      0.700%             -0-            0.330%          1.030%
 Mitchell Hutchins Strategic Income Portfolio
   (1)(2)........................................      0.750%             -0-            0.490%          1.240%
 Mitchell Hutchins Tactical Allocation Portfolio
   (1)(2)........................................      0.500%             -0-            0.440%          0.940%
 Hartford Bond Fund (3)..........................      0.515%             -0-            0.020%          0.535%
 Hartford Stock Fund (3).........................      0.455%             -0-            0.020%          0.475%
 Hartford Money Market Fund (3)..................      0.450%             -0-            0.015%          0.465%
 Hartford Advisers Fund (3)......................      0.635%             -0-            0.020%          0.655%
 Hartford Capital Appreciation Fund (3)..........      0.645%             -0-            0.020%          0.665%
 Hartford Mortgage Securities Fund (3)...........      0.450%             -0-            0.025%          0.475%
 Hartford Index Fund (3).........................      0.400%             -0-            0.015%          0.415%
 Hartford International Opportunities Fund (3)...      0.705%             -0-            0.090%          0.795%
 Hartford Dividend & Growth Fund (3).............      0.685%             -0-            0.020%          0.705%
 Hartford International Advisers Fund (3)........      0.775%             -0-            0.120%          0.895%
 Hartford MidCap Fund (3)........................      0.775%             -0-            0.040%          0.815%
 Hartford Small Company Fund (3).................      0.775%             -0-            0.020%          0.795%
 Hartford Growth and Income Fund (3)(4)..........      0.200%             -0-            0.150%          0.350%
 Hartford Global Leaders Fund (3)(4).............      0.200%             -0-            0.200%          0.400%
 Hartford High Yield Fund (3)(4).................      0.200%             -0-            0.150%          0.350%

---------
(1) The Class I shares of the Portfolios sponsored by Mitchell Hutchins are subject to fees imposed under a distribution plan ("Distribution Plan") adopted by the Portfolios pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Portfolio may pay a distribution fee at the annual rate of up to 0.250% of its average daily net assets attributable to its Class I shares to certain distributors with respect to activities primarily intended to result in the sale of the Class I shares. Mitchell Hutchins has voluntarily and temporarily waived the fees associated with the Distribution Plan. Absent such waiver, the 12b-1 fees would be 0.250% and the total fund operating expenses would be as follows: Mitchell Hutchins Growth and Income Portfolio -- 1.280%; Mitchell Hutchins Strategic Income Portfolio -- 1.490%; and

HARTFORD LIFE INSURANCE COMPANY                                                7
--------------------------------------------------------------------------------

    Mitchell Hutchins Tactical Allocation Portfolio -- 1.190%. Mitchell Hutchins reserves the right to discontinue the waiver at any time upon notice to shareholders.

(2) The annual "Other Expenses" and "Total Expenses" are estimated.

(3) The Class IA shares of the Funds sponsored by Hartford are not subject to 12b-1 fees.

(4) Hartford Global Leaders Fund, Hartford High Yield Fund, and Hartford Growth and Income Fund are new Funds. "Total Fund Operating Expenses" are based on annualized estimates of such expenses to be incurred in the current fiscal year. HL Investment Advisors, Inc. has agreed to waive its fees for these until the assets of the Funds (excluding assets contributed by companies affiliated with HL Investment Advisors, Inc.) reach $20 million. Absent this waiver, the Management Fee and Total Fund Operating Expenses would be:

                                                                                                                 TOTAL
                                                                                                                  FUND
                                                                                         MANAGEMENT    OTHER    OPERATING
                                                                                            FEES      EXPENSES  EXPENSES
                                                                                         ----------   -------   --------
Hartford Growth and Income Fund........................................................    0.750%      0.150%    0.900%
Hartford Global Leaders Fund...........................................................    0.750%      0.200%    0.950%
Hartford High Yield Fund...............................................................    0.750%      0.150%    0.900%

EXAMPLE

                               If you surrender your Contract    If you annuitize your Contract    If you do not surrender your
                               at the end of the applicable      at the end of the applicable      Contract, you would pay the
                               time period you would pay the     time period you would pay the     following expenses on a $1,000
                               following expenses on a $1,000    following expenses on a $1,000    investment, assuming a 5%
                               investment, assuming a 5%         investment, assuming a 5%         annual return on assets:
                               annual return on assets:          annual return on assets:

 SUB-ACCOUNT                   1 YEAR 3 YEARS 5 YEARS 10 YEARS   1 YEAR 3 YEARS 5 YEARS 10 YEARS   1 YEAR 3 YEARS 5 YEARS 10 YEARS
                               ------ ------- ------- --------   ------ ------- ------- --------   ------ ------- ------- --------
 Mitchell Hutchins Growth and
  Income Portfolio............  $ 78   $ 122   $ 167    $ 272     $ 23   $  74   $ 126    $ 271     $ 24   $  74   $ 127    $ 272
 Mitchell Hutchins Strategic
  Income Portfolio............    80     129     178      293       26      80     137      292       26      81     138      293
 Mitchell Hutchins Tactical
  Allocation Portfolio........    77     120     163      263       22      71     122      262       23      72     123      263
 Bond Fund....................    73     107     142      220       18      58     101      219       19      59     102      220
 Stock Fund...................    73     105     139      214       18      56      98      212       19      57      99      214
 Money Market Fund............    72     105     138      212       18      56      97      211       18      57      98      212
 Advisers Fund................    74     111     148      233       20      62     107      232       20      63     108      233
 Capital Appreciation Fund....    74     111     148      234       20      62     108      233       20      63     108      234
 Mortgage Securities Fund.....    73     105     139      214       18      56      98      212       19      57      99      214
 Index Fund...................    72     103     135      207       17      55      94      206       18      55      95      207
 International Opportunities
  Fund........................    76     115     155      248       21      66     114      247       22      67     115      248
 Dividend & Growth Fund.......    75     112     151      238       20      64     110      237       21      64     111      238
 International Advisers
  Fund........................    77     118     160      258       22      69     119      257       23      70     120      258
 MidCap Fund..................    76     116     N/A      N/A       21      67     N/A      N/A       22      68     N/A      N/A
 Small Company Fund...........    76     115     155      248       21      66     114      247       22      67     115      248
 Growth and Income Fund.......    71     113     N/A      N/A       16      64     N/A      N/A       17      65     N/A      N/A
 High Yield Fund..............    71     113     N/A      N/A       16      64     N/A      N/A       17      65     N/A      N/A
 Global Leaders Fund..........    72     115     N/A      N/A       17      66     N/A      N/A       18      67     N/A      N/A

    The purpose of this table is to assist the Contract Owner in understanding various costs and expenses that a Contract Owner will bear directly or indirectly. The table reflects expenses of the Separate Account and underlying Funds. Premium taxes may also be applicable.

    This EXAMPLE should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

8                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                            ACCUMULATION UNIT VALUES
          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

    The following information has been derived from the audited financial statements of the Separate Account, which have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and should be read in conjunction with those statements which are included in the Statement of Additional Information, which is incorporated by reference in this Prospectus. There is no information regarding the Global Leaders Fund, Growth and Income Fund, High Yield Fund, Mitchell Hutchins Growth and Income Portfolio, Mitchell Hutchins Strategic Income Portfolio and Mitchell Hutchins Tactical Allocation Portfolio Sub-Accounts because as of December 31, 1997, the Sub-Accounts had not commenced operations.

                                                                            YEAR ENDED DECEMBER 31,
                                                            1997         1996        1995     1994     1993     1992
                                                          ---------     -------     -------  -------  -------  -------

BOND FUND SUB-ACCOUNT
(INCEPTION DATE AUGUST 1, 1986)
Accumulation unit value at beginning of period..........     $1.992      $1.880      $1.607   $1.694   $1.556   $1.493
Accumulation unit value at end of period................     $2.114      $1.922      $1.880   $1.607   $1.694   $1.556
Number accumulation units outstanding at end of period
 (in thousands).........................................    111,586      96,857      99,377   85,397   79,080   41,204

STOCK FUND SUB-ACCOUNT
(INCEPTION DATE AUGUST 1, 1986)
Accumulation unit value at beginning of period..........     $3.546      $2.887      $2.180   $2.250   $1.993   $1.834
Accumulation unit value at end of period................     $4.602      $3.546      $2.887   $2.180   $2.250   $1.993
Number accumulation units outstanding at end of period
 (in thousands).........................................    372,754     333,176     285,640  248,563  203,873  121,100

MONEY MARKET FUND SUB-ACCOUNT
(INCEPTION DATE AUGUST 1, 1986)
Accumulation unit value at beginning of period..........     $1.587      $1.528      $1.462   $1.424   $1.401   $1.369
Accumulation unit value at end of period................     $1.650      $1.587      $1.528   $1.462   $1.424   $1.401
Number accumulation units outstanding at end of period
 (in thousands).........................................    140,797     151,978     102,635  138,396  102,328   78,664

ADVISERS FUND SUB-ACCOUNT
(INCEPTION DATE AUGUST 1, 1986)
Accumulation unit value at beginning of period..........     $2.905      $2.523      $1.991   $2.072   $1.870   $1.748
Accumulation unit value at end of period................     $3.572      $2.905      $2.523   $1.991   $2.072   $1.870
Number accumulation units outstanding at end of period
 (in thousands).........................................  1,012,472     953,998     888,803  858,014  688,865  295,387

CAPITAL APPRECIATION FUND SUB-ACCOUNT
(INCEPTION DATE AUGUST 1, 1986)
Accumulation unit value at beginning of period..........     $4.010      $3.364      $2.615   $2.583   $2.165   $1.874
Accumulation unit value at end of period................     $4.845      $4.010      $3.364   $2.615   $2.583   $2.165
Number accumulation units outstanding at end of period
 (in thousands).........................................    351,189     330,580     292,671  220,936  160,934   75,653

MORTGAGE SECURITIES FUND SUB-ACCOUNT
(INCEPTION DATE AUGUST 1, 1986)
Accumulation unit value at beginning of period..........     $1.949      $1.878      $1.637   $1.685   $1.604   $1.552
Accumulation unit value at end of period................     $2.098      $1.949      $1.878   $1.637   $1.685   $1.604
Number accumulation units outstanding at end of period
 (in thousands).........................................     81,143      89,098     101,881  112,417  138,666   98,494

INDEX FUND SUB-ACCOUNT
(INCEPTION DATE MAY 1, 1987)
Accumulation unit value at beginning of period..........     $2.845      $2.359      $1.750   $1.755   $1.629   $1.544
Accumulation unit value at end of period................     $3.726      $2.845      $2.359   $1.750   $1.755   $1.629
Number accumulation units outstanding at end of (in
 thousands).............................................    109,837      87,611      65,954   50,799   46,504   29,723

INTERNATIONAL OPPORTUNITIES FUND SUB-ACCOUNT
(INCEPTION DATE JULY 2, 1990)
Accumulation unit value at end of period................     $1.482      $1.329      $1.181   $1.220   $0.924   $0.979
Accumulation unit value at end of period................     $1.469      $1.482      $1.329   $1.181   $1.220   $0.924
Number accumulation units outstanding at end of period
 (in thousands).........................................    264,642     266,962     238,086  246,259  132,795   32,597


                                                              1991     1990     1989        1988
                                                             -------  -------  -------     -------
BOND FUND SUB-ACCOUNT
(INCEPTION DATE AUGUST 1, 1986)
Accumulation unit value at beginning of period..........      $1.298   $1.212   $1.095      $1.031
Accumulation unit value at end of period................      $1.493   $1.298   $1.212      $1.095
Number accumulation units outstanding at end of period
 (in thousands).........................................      25,267   14,753    9,267       5,786
STOCK FUND SUB-ACCOUNT
(INCEPTION DATE AUGUST 1, 1986)
Accumulation unit value at beginning of period..........      $1.490   $1.569   $1.261      $1.073
Accumulation unit value at end of period................      $1.834   $1.490   $1.569      $1.261
Number accumulation units outstanding at end of period
 (in thousands).........................................      72,780   31,149   30,096       9,158
MONEY MARKET FUND SUB-ACCOUNT
(INCEPTION DATE AUGUST 1, 1986)
Accumulation unit value at beginning of period..........      $1.307   $1.225   $1.136      $1.071
Accumulation unit value at end of period................      $1.369   $1.307   $1.225      $1.136
Number accumulation units outstanding at end of period
 (in thousands).........................................      60,774   67,059   28,291      29,043
ADVISERS FUND SUB-ACCOUNT
(INCEPTION DATE AUGUST 1, 1986)
Accumulation unit value at beginning of period..........      $1.470   $1.470   $1.223      $1.085
Accumulation unit value at end of period................      $1.748   $1.470   $1.470      $1.223
Number accumulation units outstanding at end of period
 (in thousands).........................................     166,408  101,758   79,738      56,584
CAPITAL APPRECIATION FUND SUB-ACCOUNT
(INCEPTION DATE AUGUST 1, 1986)
Accumulation unit value at beginning of period..........      $1.231   $1.400   $1.142      $0.916
Accumulation unit value at end of period................      $1.874   $1.231   $1.400      $1.142
Number accumulation units outstanding at end of period
 (in thousands).........................................      39,031   10,501    8,041       3,606
MORTGAGE SECURITIES FUND SUB-ACCOUNT
(INCEPTION DATE AUGUST 1, 1986)
Accumulation unit value at beginning of period..........      $1.370   $1.264   $1.132      $1.057
Accumulation unit value at end of period................      $1.552   $1.370   $1.264      $1.132
Number accumulation units outstanding at end of period
 (in thousands).........................................      46,464   18,632   12,248      11,061
INDEX FUND SUB-ACCOUNT
(INCEPTION DATE MAY 1, 1987)
Accumulation unit value at beginning of period..........      $1.207   $1.274   $0.989      $0.862
Accumulation unit value at end of period................      $1.544   $1.207   $1.274      $0.989
Number accumulation units outstanding at end of (in
 thousands).............................................      15,975   10,015    6,306       2,868
INTERNATIONAL OPPORTUNITIES FUND SUB-ACCOUNT
(INCEPTION DATE JULY 2, 1990)
Accumulation unit value at end of period................      $0.877   $1.000       --          --
Accumulation unit value at end of period................      $0.979   $0.877       --          --
Number accumulation units outstanding at end of period
 (in thousands).........................................      13,109    2,892       --          --

HARTFORD LIFE INSURANCE COMPANY                                                9
--------------------------------------------------------------------------------

                                                                            YEAR ENDED DECEMBER 31,
                                                            1997         1996        1995     1994     1993     1992
                                                          ---------     -------     -------  -------  -------  -------

DIVIDEND & GROWTH FUND SUB-ACCOUNT
(INCEPTION DATE MARCH 8, 1994)
Accumulation unit value at beginning of period..........     $1.650      $1.359      $1.009   $1.000       --       --
Accumulation unit value at end of period................     $2.149      $1.650      $1.359   $1.009       --       --
Number accumulation units outstanding at end of period
 (in thousands).........................................    308,682     190,958      83,506   29,146       --       --

INTERNATIONAL ADVISERS FUND SUB-ACCOUNT
(INCEPTION DATE MARCH 1, 1995)
Accumulation unit value at beginning of period..........     $1.266      $1.146      $1.000       --       --       --
Accumulation unit value at end of period................     $1.319      $1.266      $1.146       --       --       --
Number accumulation units outstanding at end of period
 (in thousands).........................................     43,217      23,174       6,577       --       --       --

SMALL COMPANY FUND SUB-ACCOUNT
(INCEPTION DATE AUGUST 9, 1996)
Accumulation unit value at beginning of period..........     $1.066      $1.000          --       --       --       --
Accumulation unit value at end of period................     $1.247      $1.066          --       --       --       --
Number accumulation units outstanding at end of period
 (in thousands).........................................     56,706      12,563          --       --       --       --

MIDCAP FUND SUB-ACCOUNT
(INCEPTION DATE JULY 15, 1997)
Accumulation unit value at beginning of period..........     $1.000          --          --       --       --       --
Accumulation unit value at end of period................     $1.097          --          --       --       --       --
Number accumulation units outstanding at end of period
 (in thousands).........................................      8,306          --          --       --       --       --


                                                              1991     1990     1989        1988
                                                             -------  -------  -------     -------
DIVIDEND & GROWTH FUND SUB-ACCOUNT
(INCEPTION DATE MARCH 8, 1994)
Accumulation unit value at beginning of period..........          --       --       --          --
Accumulation unit value at end of period................          --       --       --          --
Number accumulation units outstanding at end of period
 (in thousands).........................................          --       --       --          --
INTERNATIONAL ADVISERS FUND SUB-ACCOUNT
(INCEPTION DATE MARCH 1, 1995)
Accumulation unit value at beginning of period..........          --       --       --          --
Accumulation unit value at end of period................          --       --       --          --
Number accumulation units outstanding at end of period
 (in thousands).........................................          --       --       --          --
SMALL COMPANY FUND SUB-ACCOUNT
(INCEPTION DATE AUGUST 9, 1996)
Accumulation unit value at beginning of period..........          --       --       --          --
Accumulation unit value at end of period................          --       --       --          --
Number accumulation units outstanding at end of period
 (in thousands).........................................          --       --       --          --
MIDCAP FUND SUB-ACCOUNT
(INCEPTION DATE JULY 15, 1997)
Accumulation unit value at beginning of period..........          --       --       --          --
Accumulation unit value at end of period................          --       --       --          --
Number accumulation units outstanding at end of period
 (in thousands).........................................          --       --       --          --

10                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                                  INTRODUCTION

    This Prospectus has been designed to provide you with the necessary information to make a decision on purchasing an individual or group tax deferred Variable Annuity Contract offered by Hartford Life Insurance Company ("Hartford") in the Fixed Account and/or a series of Separate Account Two. (See "Hartford Life Insurance Company," page 10; "The Contracts," page 15; and "The Separate Account," page 11.) Please read the Glossary of Special Terms on pages 5 and 6 prior to reading this Prospectus to familiarize yourself with the terms being used.

    The Contracts are available for purchase by individuals and groups on both a non-qualified and qualified basis. The maximum issue age for the Contract is 85 years old. (See "The Contracts," page 15.) Generally, the minimum initial Premium Payment is $1,000; the minimum subsequent payment is $500, if you are in the InvestEase program the minimum subsequent payment is $50. There is no deduction for sales expenses from Premium Payments when made. A deduction will be made for state Premium Taxes for Contracts sold in certain states. (See "Charges Under the Contract," page 17.)

    Generally, the Contracts are purchased by completing and submitting an application or an order to purchase, along with the initial Premium Payment, to Hartford for its approval. Generally, a Contract Owner may exercise his right to cancel the Contract within ten days of receipt of the Contract by returning the Contract to Hartford at its Administrative Office. If the Contract Owner exercises his right to cancel, Hartford will return either the Contract Value or the original Premium Payments to the Contract Owner. The duration of the right to cancel period and Hartford's obligation to either return the Contract Value of the original Premium Payment will depend on state law.

    The investment options for the Contracts are the Mitchell Hutchins Growth and Income Portfolio, Mitchell Hutchins Strategic Income Portfolio, Mitchell Hutchins Tactical Allocation Portfolio, Hartford Advisers Fund, Hartford Bond Fund, Hartford Capital Appreciation Fund, Hartford Dividend and Growth Fund, Hartford Global Leaders Fund, Hartford Growth and Income Fund, Hartford High Yield Fund, Hartford Index Fund, Hartford International Advisers Fund, Hartford International Opportunities Fund, Hartford MidCap Fund, Hartford Mortgage Securities Fund, Hartford Small Company Fund, Hartford Stock Fund, Hartford Money Market Fund, and such other funds as shall be offered from time to time (the "Funds"), and the Fixed Account. (See "The Funds," page 11, and "The Fixed Account," page 13.) With certain limitations, Contract Owners may allocate their Premium Payments and Contract Values to one or a combination of these investment options and transfer among the investment options. (See "Transfers Between Sub-Accounts/Fixed Account," page 16.)

    An Annual Maintenance Fee in the amount of $30.00 is deducted from Contract Values each Contract Year (not applicable to Contracts with Account Values of $50,000 or more or under other circumstances at the sole discretion of Hartford) and there is a 1.25% per annum mortality and expense risk charge applied against all Contract Values held in the Separate Account. (See "Charges Under the Contract," page 17). Finally, the Funds are subject to certain fees, charges and expenses (see the accompanying Funds' prospectus).

    The Contracts may be surrendered, or portions of the value of the Contracts may be withdrawn, at any time prior to the Annuity Commencement Date. (See "Surrender Benefits," page 20.) However, a contingent deferred sales charge may be assessed against Contract Values when they are surrendered. Contingent deferred sales charges will not be assessed in certain instances, including withdrawals up to the annual withdrawal amount and the payment of Death Benefits. (See "Charges Under the Contract," page 17.)

    The Contract provides for a minimum Death Benefit in the event of the death of the Annuitant or Contract Owner before Annuity payments have commenced (see "Death Benefits," page 19). Various annuity options are available under the Contract for election by the Contract Owner on either a fixed or variable basis. In the absence of an annuity option election, the Contract Value (less applicable Premium Taxes) will be applied on the Annuity Commencement Date to provide a life annuity with 120 monthly payments certain (see "Settlement Provisions," page 21).

                             HARTFORD, THE SEPARATE
                             ACCOUNT, THE FUNDS AND
                               THE FIXED ACCOUNT

                        HARTFORD LIFE INSURANCE COMPANY

    Hartford Life Insurance Company ("Hartford") is a stock life insurance company engaged in the business of writing life insurance, both individual and group, in all states of the United States and the District of Columbia. Hartford was originally incorporated under the laws of Massachusetts on June 5, 1902, and was subsequently redomiciled to Connecticut. Its offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

HARTFORD LIFE INSURANCE COMPANY                                               11
--------------------------------------------------------------------------------

                                HARTFORD RATINGS

                        EFFECTIVE
                         DATE OF
RATING AGENCY            RATING         RATING         BASIS OF RATING
--------------------  -------------     ------     -----------------------
A.M. Best and                                      Financial soundness and
Company, Inc........       9/9/97             A+   operating performance.
                                                   Insurer financial
Standard & Poor's...      1/23/98            AA    strength
Duff & Phelps.......      1/23/98            AA+   Claims paying ability

                                SEPARATE ACCOUNT

    The Separate Account was established on June 2, 1986. It is the Separate Account in which Hartford sets aside and invests the assets attributable to variable annuity Contracts, including the Contracts sold under this Prospectus. Separate Account assets are held by Hartford under a safekeeping arrangement. Although the Separate Account is an integral part of Hartford, it is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not, however, involve Commission supervision of the management or the investment practices or policies of the Separate Account or Hartford. The Separate Account meets the definition of "separate account" under federal securities law.

    Your investment in the Separate Account is allocated to one or more Sub-Accounts as per your specifications. Each Sub-Account is invested exclusively in the assets of one underlying Fund. Hartford reserves the right, subject to compliance with the law, to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Commission.

    Net Premium Payments and proceeds of transfers between Sub-Accounts are applied to purchase shares in the appropriate Fund at net asset value determined as of the end of the Valuation Period during which the payments were received or the transfer made. All distributions from the Fund are reinvested at net asset value. The value of your investment will therefore vary in accordance with the net income and fluctuation in the individual investments within the underlying Fund portfolio or portfolios. During the Variable Annuity payout period, both your Annuity payments and reserve values will vary in accordance with these factors.

    Under Connecticut law, the assets of the Separate Account attributable to the Contracts offered under this Prospectus are held for the benefit of the owners of, and the persons entitled to payments under, those Contracts. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account, are, in accordance with the Contracts, credited to or charged against the Separate Account. Also, the assets in the Separate Account are not chargeable with liabilities arising out of any other business Hartford may conduct. Contract Values allocated to the Separate Account is not affected by the rate of return of Hartford's General Account, nor by the investment performance of any of Hartford's other separate accounts. The Separate Account may be subject to liabilities arising from a Sub-Account of the Separate Account whose assets are attributable to other variable annuity Contracts or variable life insurance policies offered by the Separate Account which are not described in this Prospectus. However, all obligations arising under the Contracts are general corporate obligations of Hartford.

    Hartford does not guarantee the investment results of the Separate Accounts or any of the underlying investments. There is no assurance that the value of a Contract during the years prior to retirement or the aggregate amount of the Variable Annuity payments will equal the total of Premium Payments made under the Contract. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks are more fully described in the accompanying Funds' prospectus.

                                   THE FUNDS

    The Hartford Bond Fund, Hartford Stock Fund, Hartford Money Market Fund, Hartford Advisers Fund, Hartford Capital Appreciation Fund, Hartford Mortgage Securities Fund, Hartford Index Fund, Hartford International Opportunities Fund, Hartford Dividend and Growth Fund, Hartford Global Leaders Fund, Hartford High Yield Fund, Hartford International Advisers Fund, Hartford MidCap Fund, Hartford Growth and Income Fund and Hartford Small Company Fund are sponsored by Hartford and are incorporated under the laws of the State of Maryland. HL Investment Advisors, Inc. ("HL Advisors") serves as the investment adviser to each of the Hartford Funds.

    Wellington Management Company, LLP serves as sub-investment adviser for Hartford Advisers Fund, Hartford Capital Appreciation Fund, Hartford Dividend and Growth Fund, Hartford Global Leaders Fund, Hartford International Advisers Fund, Hartford International Opportunities Fund, Hartford MidCap Fund, Hartford Small Company Fund, Hartford Stock Fund and Hartford Growth and Income Fund.

    In addition, HL Advisors has entered an investment services agreement with The Hartford Investment Management Company ("HIMCO"), pursuant to which HIMCO will provide certain investment services to Hartford Bond Fund, Hartford High Yield Fund, Hartford Index Fund, Hartford Mortgage Securities Fund and Hartford Money Market Fund.

    Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), provides investment advisory and administrative services to the Mitchell Hutchins Growth and Income Portfolio, Mitchell

12                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

Hutchins Strategic Income Portfolio and the Mitchell Hutchins Tactical Allocation Portfolio.

    A full description of the Funds, their investment policies and restrictions, risks, charges and expenses and all other aspects of their operation is contained in the accompanying Funds' prospectuses which should be read in conjunction with this Prospectus before investing and in the Funds' Statement of Additional Information which may be ordered from Hartford free of charge. The Funds may not be available in all states.

    The investment objectives of each of the Funds are as follows:

 MITCHELL HUTCHINS GROWTH AND INCOME PORTFOLIO

    Seeks current income and capital growth by investing primarily in dividend-paying equity securities believed to have the potential for rapid earnings growth.

 MITCHELL HUTCHINS STRATEGIC INCOME PORTFOLIO

    Has a primary investment objective of high current income and a secondary objective of capital appreciation. This Fund strategically allocates its investments among three distinct bond market categories: U.S. Government and investment grade corporate bonds; U.S. high yield, high risk corporate bonds and preferred stock; and foreign and emerging market bonds.

 MITCHELL HUTCHINS TACTICAL ALLOCATION PORTFOLIO

    Seeks total return, consisting of long-term capital appreciation and current income, by using the Tactical Allocation Model, a systematic investment strategy that allocates its investments between an equity portion designed to track the S&P 500 Composite Stock Price Index and a fixed income portion that generally will be comprised of either five-year U.S. Treasury notes or 30 day U.S. Treasury Bills.

 HARTFORD ADVISERS FUND

    Seeks maximum long-term total rate of return by investing in common stocks and other equity securities, bonds and other debt securities, and money market instruments.

 HARTFORD BOND FUND

    Seeks maximum current income consistent with preservation of capital by investing primarily in fixed-income securities. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Funds entitled "Hartford Bond Fund, Inc. -- Investment Policies."

 HARTFORD CAPITAL APPRECIATION FUND

    Seeks growth of capital by investing in equity securities selected solely on the basis of potential for capital appreciation.

 HARTFORD DIVIDEND AND GROWTH FUND

    Seeks a high level of current income consistent with growth of capital and reasonable investment risk.

 HARTFORD GLOBAL LEADERS FUND

    Seeks growth of capital by investing primarily in equity securities issued by U.S. companies and non-U.S. companies.

 HARTFORD HIGH YIELD FUND

    Seeks high current income by investing in non-investment grade fixed-income securities. Growth of capital is a secondary objective.

 HARTFORD INDEX FUND

    Seeks to provide investment results which approximate the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.*

 HARTFORD INTERNATIONAL ADVISERS FUND

    Seeks maximum long-term total return consistent with prudent investment risk by investing in a portfolio of equity, debt and money market securities. Securities in which the Fund invests primarily will be denominated in non-U.S. currencies and will be traded in non-U.S. markets.

 HARTFORD INTERNATIONAL OPPORTUNITIES FUND

    Seeks growth of capital by investing primarily in equity securities issued by non-U.S. companies.

 HARTFORD MIDCAP FUND

    Seeks to achieve long-term capital growth through capital appreciation by investing primarily in equity securities.

 HARTFORD MORTGAGE SECURITIES FUND

    Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities, including securities issued by the Government National Mortgage Association.

* "STANDARD & POOR'S-REGISTERED TRADEMARK-," "S&P-REGISTERED TRADEMARK-," "S&P 500-REGISTERED TRADEMARK-," "STANDARD & POOR'S 500," AND "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY HARTFORD. THE INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE INDEX FUND.

HARTFORD LIFE INSURANCE COMPANY                                               13
--------------------------------------------------------------------------------

 HARTFORD SMALL COMPANY FUND

    Seeks growth of capital by investing primarily in equity securities selected on the basis of potential for capital appreciation.

 HARTFORD STOCK FUND

    Seeks long-term growth by investing primarily in equity securities.

 HARTFORD MONEY MARKET FUND

    Seeks maximum current income consistent with liquidity and preservation of capital.

 HARTFORD GROWTH AND INCOME FUND

    Seeks growth of capital and current income by investing primarily in equity securities with earnings growth potential and steady or rising dividends.

    VOTING RIGHTS -- Hartford is the legal owner of all Fund shares held in the Separate Account. As the owner, Hartford has the right to vote at the Funds' shareholder meetings. However, to the extent required by federal securities laws or regulations, Hartford will:

1. Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner, and

2. Vote shares attributable to a Contract for which no voting instructions are received in the same proportion as shares for which instructions are received.

    If any federal securities laws or regulations, or their present interpretation change to permit Hartford to vote Fund shares in its own right, Hartford may elect to do so.

    Hartford will notify you of any Fund shareholders' meeting if the shares held for your account may be voted at such meetings. Hartford will send proxy materials and a form of instruction by means of which you can instruct Hartford with respect to the voting of the Fund shares held for your account.

    In connection with the voting of Fund shares held by it, Hartford will arrange for the handling and tallying of proxies received from Contract Owners. Hartford as such, shall have no right, except as hereinafter provided, to vote any Fund shares held by it hereunder which may be registered in its name or the names of its nominees. Hartford will, however, vote the Fund shares held by it in accordance with the instructions received from the Contract Owners for whose accounts the Fund shares are held. If a Contract Owner desires to attend any meeting at which shares held for the Contract Owner's benefit may be voted, the Contract Owner may request Hartford to furnish a proxy or otherwise arrange for the exercise of voting rights with respect to the Fund shares held for such Contract Owner's account. Hartford will vote shares for which no instructions have been given and shares which are not attributable to Contract Owners (i.e. shares owned by Hartford) in the same proportion as it votes shares of that Fund for which it has received instructions. During the Annuity period under a Contract the number of votes will decrease as the assets held to fund Annuity benefits decrease.

    The Funds are available only to serve as the underlying investment for variable annuity and variable life insurance Contracts issued by Hartford. It is conceivable that in the future it may be disadvantageous for variable annuity separate accounts and variable life insurance separate accounts to invest in the Funds simultaneously. Although Hartford and the Funds do not currently foresee any such disadvantages either to variable annuity Contract Owners or to variable life insurance Policy Owners, the Funds' Board of Directors intends to monitor events in order to identify any material conflicts between such Contract Owners and Policy Owners and to determine what action, if any, should be taken in response thereto. If the Board of Directors of the Funds were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity Contract Owners would not bear any expenses attendant to the establishment of such separate funds.

                               THE FIXED ACCOUNT

    THAT PORTION OF THE CONTRACT RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

    Premium Payments and Contract Values allocated to the Fixed Account become a part of the general assets of Hartford. Hartford invests the assets of the General Account in accordance with applicable law governing the investments of Insurance Company General Accounts.

    Currently, Hartford guarantees that it will credit interest at a rate of not less than 3% per year, compounded annually, to amounts allocated to the Fixed Account under the Contracts. However, Hartford reserves the right to change the rate according to state insurance law. Hartford

14                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

may credit interest at a rate in excess of 3% per year. Hartford will publish periodically the Fixed Account interest rates that are currently in effect. There is no specific formula for the determination of excess interest credits. Some of the factors that Hartford may consider in determining whether to credit excess interest to amounts allocated to the Fixed Account and the amount thereof, are general economic trends, rates of return currently available and anticipated on Hartford's investments, regulatory and tax requirements and competitive factors. Hartford will account for any deductions, surrenders, or transfers from the Fixed Account on a "first-in", "first-out" basis. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 3% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF HARTFORD. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 3% FOR ANY GIVEN YEAR.

    From time to time, Hartford may credit increased interest rates to Contract Owners under certain programs established at the discretion of Hartford. For Contracts issued in the state of New York, Fixed Account interest rates may vary from other states. Contract Owners may enroll in a special pre-authorized transfer program known as Hartford's Dollar Cost Averaging Bonus Program (the "Program"). Under this Program, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into the Program (Hartford may allow a lower minimum Premium Payment for qualified plan transfers or rollovers, including IRAs) and pre-authorize transfers to any of the Sub-Accounts under either the 6 Month Transfer Program or 12 Month Transfer Program. The 6 Month Transfer Program and the 12 Month Transfer Program will generally have different credited interest rates. Under the 6 Month Transfer Program, the interest rate can accrue up to 6 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 3 to 6 months. Under the 12 Month Transfer Program, the interest rate can accrue up to 12 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 7 to 12 months. This will be accomplished by monthly transfers for the period selected and a final transfer of the entire amount remaining in the Program.

    For Contract Owners who purchase their Contract in the state of New York, only the 12 Month Transfer Program is currently available. That Program has been extended for New York Contract Owners to allow Premium Payments and accrued interest to be transferred from the Program to the selected Sub-Accounts over 3 to 12 months.

    The pre-authorized transfers will begin within 15 days after the initial Program Premium Payment and complete enrollment instructions are received by Hartford. If complete Program enrollment instructions are not received by Hartford within 15 days of receipt of the initial Program Premium Payment, the Program will be voided and the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.

    Any subsequent Premium Payments received by Hartford within the Program period selected will be allocated to the Sub-Accounts over the remainder of that Program transfer period, unless otherwise directed by the Contract Owner.

    A Contract Owner may only have one dollar cost averaging program in place at one time, this means one standard dollar cost averaging plan or one Dollar Cost Averaging Bonus Program.

    Contract Owners may elect to terminate the pre-authorized transfers by calling or writing Hartford of their intent to cancel their enrollment in the Program. Upon cancellation of enrollment in the Program, Contract Owners will no longer receive the increased interest rate. Hartford reserves the right to discontinue, modify or amend the Program or any other interest rate program established by Hartford. Any change to the Program will not affect Contract Owners currently enrolled in the Program. This Program may not be available in all states; please contact Hartford to determine if it is available in your state.

                        PERFORMANCE RELATED INFORMATION

    The Separate Account may advertise certain performance related information concerning its Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

    The Advisers Fund, Bond Fund, Capital Appreciation Fund, Dividend and Growth Fund, Global Leaders Fund, High Yield Fund, Index Fund, International Advisers Fund, International Opportunities Fund, MidCap Fund, Mortgage Securities Fund, Small Company Fund, Stock Fund, Money Market Fund, Growth and Income Fund, Mitchell Hutchins Growth and Income, Mitchell Hutchins Strategic Income and Mitchell Hutchins Tactical Allocation Sub-Accounts may include total return in advertisements or other sales material.

    When a Sub-Account advertises its standardized total return, it will usually be calculated for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period (assuming the deduction of any contingent deferred
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HARTFORD LIFE INSURANCE COMPANY                                               15
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sales charge which would be payable if the investment were redeemed at the end of the period).

    In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

    The Bond Fund, High Yield Fund, Mortgage Securities Fund Sub-Accounts and the Mitchell Hutchins Strategic Income Portfolio Sub-Account may advertise yield in addition to total return. The yield will be computed in the following manner:
The net investment income per unit earned during a recent one month period, divided by the unit value on the last day of the period. This figure reflects the recurring charges at the Separate Account level including the Annual Maintenance Fee.

    The Money Market Fund Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges at the Separate Account level including the Annual Maintenance Fee.

    The Separate Account may also disclose yield, standard total return, and non-standard total return for periods prior to the date the Separate Account commenced operations. For periods prior to the date the Separate Account commenced operations, performance information for the Sub-Accounts will be calculated based on the performance of the underlying Funds and the assumption that the Sub-Accounts were in existence for the same periods as those of the underlying Funds, with a level of charges equal to those currently assessed against the Sub-Accounts.

    Hartford may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-advantaged and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.

                                 THE CONTRACTS

                               CONTRACTS OFFERED

    The Contracts are individual or group tax-deferred Variable Annuity Contracts designed for retirement planning purposes and may be purchased by any individual, group or trust, including any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code; annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code; Individual Retirement Annuities adopted according to Section 408 of the Code; employee pension plans established for employees by a state, a political subdivision of a state, or an agency or instrumentality of either a state or a political subdivision of a state, and certain eligible deferred compensation plans as defined in Section 457 of the Code ("Qualified Contracts"). The maximum issue age for the Contract is 85 years old.

                    PREMIUM PAYMENTS AND INITIAL ALLOCATIONS

    Generally, the minimum initial Premium Payment is $1,000; the minimum subsequent payment is $500, if you are in the InvestEase program the minimum subsequent payment is $50. Certain plans may make smaller periodic payments. Each Premium Payment may be split among the various Sub-Accounts and/or the Fixed Account subject to minimum amounts then in effect.

    REFUND RIGHTS -- If you are not satisfied with your purchase you may cancel the Contract by returning it within ten days (or longer in some states) after you receive it. A written request for cancellation must accompany the Contract. In such event, Hartford will, without deduction for any charges normally assessed thereunder, pay you an amount equal to the Contract Value on the date of receipt of the request for cancellation. You bear the investment risk during the period prior to Hartford's receipt of request for cancellation. Hartford will refund the premium paid only for individual retirement annuities (if returned within seven days of receipt) and in those states where required by law.

    CREDITING AND VALUATION -- The balance of the initial Premium Payment remaining after the deduction of any applicable Premium Tax is credited to your Contract within two business days of receipt of a properly completed application or an order to purchase a Contract and the initial Premium Payment by Hartford at its Administrative Office. It will be credited to the Sub-Account(s) and/or the Fixed Account in accordance with your election. If the application or other information is incomplete when received, the

16                                               HARTFORD LIFE INSURANCE COMPANY
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balance of the initial Premium Payment, after deduction of any applicable
Premium Tax, will be credited to the Sub-Account(s) or the Fixed Account within five business days of receipt. If the initial Premium Payment is not credited within five business days, the Premium Payment will be immediately returned unless you have been informed of the delay and request that the Premium Payment not be returned.

    The number of Accumulation Units in each Sub-Account to be credited to a Contract will be determined by dividing the portion of the Premium Payment being credited to each Sub-Account by the value of an Accumulation Unit in that Sub-Account on that date.

    Subsequent Premium Payments are priced on the Valuation Day received by Hartford in its Administrative Office.

                                 CONTRACT VALUE

    The value of the Sub-Account investments under your Contract at any time prior to the commencement of Annuity payments can be determined by multiplying the total number of Accumulation Units credited to your Contract in each Sub-Account by the then current Accumulation Unit values for the applicable Sub-Account. The value of the Fixed Account under your Contract will be the amount allocated to the Fixed Account plus interest credited.

    You will be advised at least semiannually of the number of Accumulation Units credited to each Sub-Account, the current Accumulation Unit values, the Fixed Account value, and the total value of your Contract.

    ACCUMULATION UNIT VALUES -- The Accumulation Unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the Accumulation Unit value of the particular Sub-Account on the preceding Valuation Day by a "Net Investment Factor" for that Sub-Account for the Valuation Period then ended. The "Net Investment Factor" for each of the Sub-Accounts is equal to (a) the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividends or capital gains distributed by that Fund if the ex-dividend date occurs in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period, (b) minus the mortality and expense risk charge. You should refer to the prospectus for each of the Funds which accompanies this Prospectus for a description of how the assets of each Fund are valued since each determination has a direct bearing on the Accumulation Unit value of the Sub-Account and therefore the value of a Contract. The Accumulation Unit Value is affected by the performance of the underlying Fund(s), expenses and deduction of the charges described in this Prospectus.

    VALUATION OF FUND SHARES -- The shares of the Fund are valued at net asset value on each Valuation Day. A complete description of the valuation method used in valuing Fund shares may be found in the accompanying Funds' prospectus.

    VALUATION OF THE FIXED ACCOUNT -- Hartford will determine the value of the Fixed Account by crediting interest to amounts allocated to the Fixed Account.

                               TRANSFERS BETWEEN
                           SUB-ACCOUNTS/FIXED ACCOUNT

    You may transfer the values of your Sub-Account allocations from one or more Sub-Accounts to another free of charge. However, Hartford reserves the right to limit the number of transfers to twelve (12) per Contract Year, with no two (2) transfers occurring on consecutive Valuation Days. Transfers by telephone may be made by a Contract Owner or by the attorney-in-fact pursuant to a power of attorney by calling (800) 862-6668 or by the agent of record by calling (800) 862-7155. Telephone transfers may not be permitted by some states for their residents who purchase variable annuities.

    The policy of Hartford and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. Hartford will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, Hartford may be liable for any losses due to unauthorized or fraudulent instructions. The procedures Hartford follows for transactions initiated by telephone include requirements that callers provide certain information for identification purposes. All transfer instructions by telephone are tape recorded.

    Hartford may permit the Contract Owner to pre-authorize transfers among Sub-Accounts and between Sub-Accounts and the Fixed Account under certain circumstances. Transfers between the Sub-Accounts may be made both before and after Annuity payments commence (limited to once a quarter) provided that the minimum allocation to any Sub-Account may not be less than $500. No minimum balance is required in any Sub-Account.

    It is the responsibility of the Contract Owner or Participant to verify the accuracy of all confirmations of transfers and to promptly advise Hartford of any inaccuracies within 30 days of receipt of the confirmation. Hartford will send the Contract Owner a confirmation of the transfer within five days from the date of any instruction.

    Transfers from the Fixed Account into a Sub-Account may be made at any time during the Contract Year. The maximum amount which may be transferred from the Fixed Account during any Contract Year is the greater of 30% of
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HARTFORD LIFE INSURANCE COMPANY                                               17
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the Fixed Account balance as of the last Contract Anniversary or the greatest amount of any prior transfer from the Fixed Account. If Hartford permits pre-authorized transfers from the Fixed Account to the Sub-Accounts, this restriction is inapplicable. Also, if any interest rate is renewed at a rate of at least one percentage point less than the previous rate, the Contract Owner may elect to transfer up to 100% of the funds receiving the reduced rate within 60 days of notification of the interest rate decrease. Generally, transfers may not be made from any Sub-Account into the Fixed Account for the six-month period following any transfer from the Fixed Account into one or more of the Sub-Accounts. Hartford reserves the right to modify the limitations on transfers from the Fixed Account and to defer transfers from the Fixed Account for up to six months from the date of request.

    Subject to the exceptions set forth in the following two paragraphs, the right to reallocate Contract Values is subject to modification if Hartford determines, in its sole opinion, that the exercise of that right by one or more Contract Owners is, or would be, to the disadvantage of other Contract Owners. Any modification could be applied to transfers to or from some or all of the Sub-Accounts and the Fixed Account and could include, but not be limited to, the requirement of a minimum time period between each transfer, not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Contract Owner, or limiting the dollar amount that may be transferred between the Sub-Accounts and the Fixed Account by a Contract Owner at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which is considered by Hartford to be to the disadvantage of other Contract Owners.

    For Contracts issued in the State of New York, the reservation of rights set forth in the preceding paragraph is limited to (i) requiring up to a maximum of 10 Valuation Days between each transfer: (ii) limiting the amount to be transferred on any one Valuation Day to no more than $2 million; and (iii) upon 30 days prior written notice, to only accepting transfer instructions from the Contract Owner and not from the Contract Owner's representative, agent or person acting under a power of attorney for the Contract Owner.

    Currently, and with respect to Contracts issued in all states, the only restriction in effect is that Hartford will not accept instructions from agents acting under a power of attorney of multiple Contract Owners whose accounts aggregate more than $2 million, unless the agent has entered into a third party transfer services agreement with Hartford.

                           CHARGES UNDER THE CONTRACT

 CONTINGENT DEFERRED SALES CHARGES ("SALES CHARGES")

    PURPOSE OF SALES CHARGES -- Sales Charges cover expenses relating to the sale and distribution of the Contracts, including commissions paid to distributing organizations and its sales personnel, the cost of preparing sales literature and other promotional activities. If these charges are not sufficient to cover sales and distribution expenses, Hartford will pay them from its general assets, including surplus. Surplus might include profits resulting from unused mortality and expense risk charges.

    ASSESSMENT OF SALES CHARGES -- There is no deduction for sales expenses from Premium Payments when made, however, a Sales Charge may be assessed against Premium Payments when surrendered. The length of time from receipt of a Premium Payment to the time of surrender determines the percentage of the Sales Charge. Premium payments are deemed to be surrendered in the order in which they were received.

    During the first seven years from each Premium Payment, a Sales Charge will be assessed against the surrender of Premium Payments. During this time, all surrenders in excess of the Annual Withdrawal Amount will be first from Premium Payments and then from earnings. The Annual Withdrawal Amount is first from earnings and then from Premium Payments. After the seventh Contract Year, all surrenders will first be taken from earnings and then from Premium Payments and a Sales Charge will not be assessed against the surrender of earnings. If an amount equal to all earnings has been surrendered, a Sales Charge will not be assessed against Premium Payments received more than seven years prior to surrender, but will be assessed against Premium Payments received less than seven years prior to surrender. For additional information, see "Federal Tax Considerations", page 24.

    Upon receipt of a request for a full surrender, Hartford will assess any applicable Sales Charge against the surrender proceeds representing the lesser of: (1) aggregate Premium Payments not previously withdrawn or (2) the Contract Value, less the Annual Withdrawal Amount available at the time of the full surrender, less the Annual Maintenance Fee, if applicable. Taking the Annual Withdrawal Amount prior to the full surrender may, depending upon the amount of investment gain experienced, reduce the amount of any Sales Charge paid.
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18                                               HARTFORD LIFE INSURANCE COMPANY
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    The Sales Charge is a percentage of the amount surrendered (not to exceed the aggregate amount of the Premium Payments made) and equals:

                        LENGTH OF
                          TIME
                          FROM
                         PREMIUM
                         PAYMENT
                         (NUMBER
          CHARGE        OF YEARS)
          ---           ---------
          6%              1
          6%              2
          5%              3
          5%              4
          4%              5
          3%              6
          2%              7
          0%            8 or more

 PAYMENTS NOT SUBJECT TO SALES CHARGES

    ANNUAL WITHDRAWAL AMOUNT -- During the first seven years from each Premium Payment, on a non-cumulative basis, a Contract Owner may make a partial surrender of Contract Values of up to 10% of the aggregate Premium Payments, as determined on the date of the requested surrender, without the application of the Sales Charge. After the seventh year from each Premium Payment, also on a non-cumulative basis, the Contract Owner may make a partial surrender of 10% of Premium Payments made during the seven years prior to the surrender and 100% of the Contract Value less the Premium Payments made during the seven years prior to the surrender.

    EXTENDED WITHDRAWAL PRIVILEGE -- This privilege allows Annuitants who attain age 70 1/2 with a Contract held under an Individual Retirement Account or 403(b) plan to surrender an amount equal to the required minimum distribution for the stated Contract without incurring a Sales Charge or not subject to a Sales Charge.

 WAIVERS OF SALES CHARGES

    CONFINEMENT IN A HOSPITAL, LONG TERM CARE FACILITY OR NURSING HOME
-- Hartford will waive any Sales Charge applicable to a partial or full surrender if the Annuitant is confined, at the recommendation of a physician for medically necessary reasons, for at least 180 calendar days to: a hospital recognized as a general hospital by the proper authority of the state in which it is located; or a hospital recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or a facility certified as a hospital or long-term care facility; or a nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.

    The Annuitant cannot be confined at the time the Contract was purchased in order to receive this waiver and the Contract Owner(s) must have been the Contract Owner(s) continuously since the Contract issue date; must provide written proof of confinement satisfactory to Hartford; and must request the partial or full surrender within 91 calendar days of the last day of confinement.

    This waiver may not be available in all states. Please contact your registered representative or Hartford to determine availability.

    DEATH OF THE ANNUITANT OR CONTRACT OWNER OR PAYMENTS UNDER AN ANNUITY OPTION -- No Sales Charge otherwise applicable will be assessed in the event of death of the Annuitant, death of the Contract Owner or if payments are made under an Annuity option (other than a surrender out of Annuity Option 4) provided for under the Contract.

    OTHER PLANS OR PROGRAMS -- Certain plans or programs established by Hartford from time to time may have different surrender privileges.

 MORTALITY AND EXPENSE RISK CHARGE

    For assuming these risks under the Contracts, Hartford will make a daily charge at the rate of 1.25% per annum against all Contract Values held in the Sub-Accounts during the life of the Contract (estimated at .90% for mortality and .35% for expense). Although Variable Annuity payments made under the Contracts will vary in accordance with the investment performance of the underlying Fund shares held in the Sub-Account(s), the payments will not be affected by (a) Hartford's actual mortality experience among Annuitants before or after the Annuity Commencement Date or (b) Hartford's actual expenses, if greater than the deductions provided for in the Contracts because of the expense and mortality undertakings by Hartford.

    There are two types of mortality undertakings: those made during the accumulation or deferral phase and those made during the annuity payout phase. The mortality undertaking made by Hartford in the accumulation phase is that Hartford may experience a loss resulting from the assumption of the mortality risk relative to the guaranteed death benefit in event of the death of an Annuitant or Contract Owner before commencement of Annuity payments, in periods of declining value or in periods where the contingent deferred sales charges would have been applicable. The mortality undertakings provided by Hartford during the annuity payout phase are to make monthly Annuity payments (determined in accordance with the 1983a Individual Annuity Mortality Table and other provisions contained in the Contract) to Annuitants regardless of how long an Annuitant may live, and regardless of how long all Annuitants as a group may live. Hartford also assumes the liability for payment of a minimum death benefit under the Contract. These mortality undertakings are based on Hartford's determination of expected mortality rates among all Annuitants. If actual experience among Annuitants during the Annuity payment period deviates from Hartford's actuarial determination of expected mortality rates among Annuitants because, as a group, their longevity is longer than anticipated, Hartford must provide amounts from its general funds to fulfill its contractual obligations. Hartford will bear the loss in such a situation.
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HARTFORD LIFE INSURANCE COMPANY                                               19
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    During the accumulation phase, Hartford also provides an expense undertaking. Hartford assumes the risk that the contingent deferred sales charges and the Annual Maintenance Fee for maintaining the Contracts prior to the Annuity Commencement Date may be insufficient to cover the actual cost of providing such items.

 ANNUAL MAINTENANCE FEE

    Each year, on each Contract Anniversary on or before the Annuity Commencement Date, Hartford will deduct an Annual Maintenance Fee, if applicable, from Contract Values to reimburse it for expenses relating to the maintenance of the Contract, the Fixed Account, and the Sub-Account(s) thereunder. If during a Contract Year the Contract is surrendered for its full value, Hartford will deduct the Annual Maintenance Fee at the time of such surrender. The fee is a flat fee which will be due in the full amount regardless of the time of the Contract Year that Contract Values are surrendered. The Annual Maintenance Fee is $30.00 per Contract Year for Contracts with less than $50,000 Contract Value on the Contract Anniversary. Fees will be deducted on a pro rata basis according to the value in each Sub-Account and the Fixed Account under a Contract.

    WAIVERS OF THE ANNUAL MAINTENANCE FEE -- Annual Maintenance Fees are waived for Contracts with Contract Value equal to or greater than $50,000. In addition, Hartford will waive one Annual Maintenance Fee for Contract Owners who own one or more Contracts with a combined Contract Value of $50,000 up to $100,000. If the Contract Owner has multiple contracts with a combined Contract Value of $100,000 or greater, Hartford will waive the Annual Maintenance Fee on all Contracts. However, Hartford reserves the right to limit the number of Annual Maintenance Fee waivers to a total of six Contracts. Hartford reserves the right to waive the Annual Maintenance Fee under other conditions.

 PREMIUM TAXES

    Charges are also deducted for premium tax, if applicable, imposed by state or other governmental entity. Certain states impose a premium tax, currently ranging up to 3.5%. Some states assess the tax at the time purchase payments are made; others assess the tax at the time of annuitization. Hartford will pay Premium Taxes at the time imposed under applicable law. At its sole discretion, Hartford may deduct Premium Taxes at the time Hartford pays such taxes to the applicable taxing authorities, at the time the Contract is surrendered, at the time a death benefit is paid, or at the time the Contract annuitizes.

 EXCEPTIONS TO CHARGES UNDER THE CONTRACT

    Hartford may offer, at its discretion, reduced fees and charges including, but not limited to, the contingent deferred sales charges, the mortality and expense risk charge and the maintenance fee for certain sales (including employer sponsored savings plans) under circumstances which may result in savings of certain costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.

                                 DEATH BENEFITS

    The Contract provides that, in the event the Annuitant dies before the selected Annuity Commencement Date, the Contingent Annuitant will become the Annuitant. If (1) the Annuitant dies before the Annuity Commencement Date and either (a) there is no designated Contingent Annuitant or (b) the Contingent Annuitant predeceases the Annuitant, or (2) if any Contract Owner dies before the Annuity Commencement Date, the Beneficiary as determined under the Contract Control Provisions, will receive the Death Benefit as determined on the date of receipt of Due Proof of Death by Hartford in its Administrative Office. With regard to Joint Contract Owners, at the first death of a joint Contract Owner prior to the Annuity Commencement Date, the Beneficiary will be the surviving Contract Owner notwithstanding that the beneficiary designation may be different.

    GUARANTEED DEATH BENEFIT -- If the Annuitant dies before the Annuity Commencement Date and there is no designated Contingent Annuitant surviving, or if the Contract Owner dies before the Annuity Commencement Date, the Beneficiary will receive the greatest of (a) the Contract Value determined as of the day written proof of death of such person is received by Hartford, or (b) 100% of the total Premium Payments made to such Contract, reduced by the dollar amount of any partial surrenders since the issue date, or (c) the Maximum Anniversary Value immediately preceding the date of death. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from the following:

    As of the date of receipt of Due Proof of Death, Hartford will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary, increased by the dollar amount of any premium payments made since that anniversary and reduced by the dollar amount of any partial surrenders since that anniversary.

    If the Annuitant or Contract Owner, as applicable, dies after the Annuity Commencement Date, then the Death Benefit will equal the present value of any remaining payments under the elected Annuity Option. In computing such present value for the portion of such remaining payments attributable to the Separate Account, Hartford will assume a net investment rate of 5.0% per year.

    PAYMENT OF DEATH BENEFIT -- The calculated Death Benefit will remain invested in the Separate Account in accordance with the allocation instructions given by the Contract Owner until the proceeds are paid or Hartford receives new instructions from the Beneficiary. During the

20                                               HARTFORD LIFE INSURANCE COMPANY
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time period between Hartford's receipt of written notification of Due Proof of
Death and Hartford's receipt of the completed settlement instructions, the calculated Death Benefit will remain invested in the Sub-Account(s) previously elected by the Contract Owner and will be subject to market fluctuations. The Death Benefit may be taken in one sum, payable within seven days after the date Due Proof of Death is received, or under any of the settlement options then being offered by Hartford provided, however, that: (a) in the event of the death of any Contract Owner prior to the Annuity Commencement Date, the entire interest in the Contract will be distributed within five years after the death of the Contract Owner and (b) in the event of the death of any Contract Owner or Annuitant which occurs on or after the Annuity Commencement Date, any remaining interest in the Contract will be paid at least as rapidly as under the method of distribution in effect at the time of death, or, if the benefit is payable over a period not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary, such distribution must commence within one year of the date of death. The proceeds due on the death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments. However, in the event of the Contract Owner's death where the sole Beneficiary is the spouse of the Contract Owner and the Annuitant or Contingent Annuitant is living, such spouse may elect, in lieu of receiving the death benefit, to be treated as the Contract Owner. The Contract Value and the Maximum Anniversary Value of the Contract will be unaffected by treating the spouse as the Contract Owner.

    If the Contract is owned by a corporation or other non-individual, the Death Benefit payable upon the death of the Annuitant prior to the Annuity Commencement Date will be payable only as one sum or under the same settlement options and in the same manner as if an individual Contract Owner died on the date of the Annuitant's death.

    There may be postponement in the payment of Death Benefits whenever (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Commission;
(b) the Commission permits postponement and so orders; or (c) the Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.

    GROUP UNALLOCATED CONTRACTS -- Hartford requires that detailed accounting of cumulative purchase payments, cumulative gross surrenders, and current Contract Value attached to each Plan Participant be submitted on an annual basis by the Contract Owner. Failure to submit accurate data satisfactory to Hartford will give Hartford the right to terminate this extension of benefits.

                               SURRENDER BENEFITS

    FULL SURRENDERS -- At any time prior to the Annuity Commencement Date (and after the Annuity Commencement Date with respect to values applied to Annuity Option 4 or the Annuity Proceeds Settlement Option), the Contract Owner has the right to terminate the Contract. In such event, the Termination Value of the Contract may be taken in the form of a lump sum cash settlement.

    Under any of the Annuity options excluding Annuity Option 4 and the Annuity Proceeds Settlement Option, no surrenders are permitted after Annuity payments commence. Only full surrenders are allowed out of Annuity Option 4 and any such surrender will be subject to contingent deferred sales charges, if applicable. Full or partial withdrawals may be made from the Annuity Proceeds Settlement Option at any time and contingent deferred sales charges will not be applied.

    The Termination Value of the Contract is equal to the Contract Value less any applicable Premium Taxes, the Annual Maintenance Fee if applicable and any applicable contingent deferred sales charges. The Termination Value may be more or less than the amount of the Premium Payments made to a Contract.

    PARTIAL SURRENDERS -- The Contract Owner may make a partial surrender of Contract Values at any time prior to the Annuity Commencement Date so long as the amount surrendered is at least equal to the minimum amount rules then in effect. Additionally, if the remaining Contract Value following a surrender is less than $500 ($1,000 in New York), Hartford will terminate the Contract and pay the Termination Value. For Contracts issued in Texas, there is an additional requirement that the Contract will not be terminated when the remaining Contract Value after a surrender is less than $500 unless there were no Premium Payments made during the previous two Contract Years.

    In requesting a partial withdrawal you should specify the Sub-Account(s) and/or the Fixed Account from which the partial withdrawal is to be taken. Otherwise, such withdrawal and any applicable contingent deferred sales charges will be effected on a pro rata basis according to the value in the Fixed Account and each Sub-Account under a Contract.

    Hartford may permit the Contract Owner to pre-authorize partial surrenders subject to certain limitations then in effect.

    TELEPHONE SURRENDER PRIVILEGES -- Hartford permits partial surrenders by telephone subject to dollar amount limitations in effect at the time a Contract Owner requests the surrender. To request partial surrenders by telephone, a Contract Owner must have completed and returned to Hartford a Telephone Redemption Program Enrollment Form authorizing telephone surrenders. If there are joint

HARTFORD LIFE INSURANCE COMPANY                                               21
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Contract Owners, both must authorize Hartford to accept telephone instructions and agree that Hartford may accept telephone instructions for partial surrenders from either Contract Owner. Partial surrender requests will not be honored until Hartford receives all required documents in proper form.

    Telephone authorization will remain valid until (a) Hartford receives written notice of revocation by a Contract Owner, or, in the case of joint Contract Owners, written notice from either Contract Owner; (b) Hartford discontinues the privilege; or (c) Hartford has reason to believe that a Contract Owner has entered into a market timing agreement with an investment adviser and/or broker/dealer.

    Hartford may record any telephone calls to verify data concerning transactions and may adopt other procedures to confirm that telephone instructions are genuine. Hartford will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

    In order to obtain that day's unit values on surrender, Hartford must receive telephone surrender instructions prior to the close of trading on the New York Stock Exchange (generally 4:00 p.m.).

    Hartford may modify, suspend, or terminate telephone transaction privileges at any time.

    PAYMENT OF SURRENDER BENEFITS -- Payment on any request for a full or partial surrender from the Sub-Accounts will be made as soon as possible and in any event no later than seven days after the written request is received by Hartford at its Administrative Office. Hartford may defer payment of any amounts from the Fixed Account for up to six months from the date of the request for surrender. If Hartford defers payment for more than 30 days (10 working days in New York), Hartford will pay interest of at least 3% per annum on the amount deferred.

    There may be postponement in the payment of Surrender Benefits whenever (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Commission; (b) the Commission permits postponement and so orders; or (c) the Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.

    CERTAIN QUALIFIED CONTRACT SURRENDERS -- THERE ARE CERTAIN RESTRICTIONS ON
SECTION 403(b) TAX SHELTERED ANNUITIES. AS OF DECEMBER 31, 1988, ALL SECTION 403(b) ANNUITIES HAVE LIMITS ON FULL AND PARTIAL SURRENDERS. CONTRIBUTIONS TO THE CONTRACT MADE AFTER DECEMBER 31, 1988 AND ANY INCREASES IN CASH VALUE AFTER DECEMBER 31, 1988 MAY NOT BE DISTRIBUTED UNLESS THE CONTRACT OWNER/ EMPLOYEE HAS
A) ATTAINED AGE 59 1/2, B) SEPARATED FROM SERVICE, C) DIED, D) BECOME DISABLED OR E) EXPERIENCED FINANCIAL HARDSHIP. (CASH VALUE INCREASES MAY NOT BE DISTRIBUTED PRIOR TO AGE 59 1/2 FOR HARDSHIPS.)

    DISTRIBUTIONS PRIOR TO AGE 59 1/2 DUE TO FINANCIAL HARDSHIP OR SEPARATION FROM SERVICE MAY STILL BE SUBJECT TO A PENALTY TAX OF 10%.

    HARTFORD WILL NOT ASSUME ANY RESPONSIBILITY IN DETERMINING WHETHER A WITHDRAWAL IS PERMISSIBLE, WITH OR WITHOUT TAX PENALTY, IN ANY PARTICULAR SITUATION; OR IN MONITORING WITHDRAWAL REQUESTS REGARDING PRE OR POST JANUARY 1, 1989 ACCOUNT VALUES.

    ANY SUCH FULL OR PARTIAL SURRENDER DESCRIBED ABOVE MAY AFFECT THE CONTINUING TAX QUALIFIED STATUS OF SOME CONTRACTS OR PLANS AND MAY RESULT IN ADVERSE TAX CONSEQUENCES TO THE CONTRACT OWNER. THE CONTRACT OWNER, THEREFORE, SHOULD CONSULT WITH HIS TAX ADVISER BEFORE UNDERTAKING ANY SUCH SURRENDER. (SEE "FEDERAL TAX CONSIDERATIONS" COMMENCING ON PAGE 24.)

                             SETTLEMENT PROVISIONS

    You select an Annuity Commencement Date and an Annuity option which may be on a fixed or variable basis, or a combination thereof. The Annuity Commencement Date will not be deferred beyond the Annuitant's 90th birthday. The Annuity Commencement Date and/or the Annuity option may be changed from time to time, but any change must be at least 30 days prior to the date on which Annuity payments are scheduled to begin. The Contract allows the Contract Owner to change the Sub-Accounts on which variable payments are based after payments have commenced once every three months. Any Fixed Annuity allocation may not be changed.

    The Contract contains the four Annuity payment options and the Annuity Proceeds Settlement Option. Annuity Options 2, 4, and the Annuity Proceeds Settlement Option are available to Qualified Contracts only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the mortality table prescribed by the IRS, or if none is prescribed, the mortality table then in use by Hartford. With respect to Non-Qualified Contracts, if you do not elect otherwise, payments in most states will automatically begin at the Annuitant's age 90 (with the exception of states that do not allow deferral past age 85) under Annuity Option 2 with 120 monthly payments certain. For Qualified Contracts

22                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

and Contracts issued in Texas, if you do not elect otherwise, payments will begin automatically at the Annuitant's age 90 under Annuity Option 1 to provide a life Annuity. After the Annuity Commencement Date, the Annuity option elected may not be changed.

    Under any of the Annuity options excluding Annuity Option 4 and the Annuity Proceeds Settlement Option, no surrenders are permitted after Annuity payments commence. Only full surrenders are allowed out of Annuity Option 4 and any such surrender will be subject to contingent deferred sales charges, if applicable. Full or partial withdrawals may be made from the Annuity Proceeds Settlement Option at any time and contingent deferred sales charges will not be applied.

OPTION 1 -- Life Annuity

    A life Annuity is an Annuity payable during the lifetime of the Annuitant and terminating with the last payment due preceding the death of the Annuitant. This option offers the largest payment amount of any of the life Annuity options since there is no guarantee of a minimum number of payments nor a provision for a Death Benefit payable to a Beneficiary.

    It would be possible under this option for an Annuitant to receive only one Annuity payment if he died prior to the due date of the second Annuity payment, two if he died before the date of the third Annuity payment, etc.

OPTION 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Certain

    This Annuity option is an Annuity payable monthly during the lifetime of an Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary or Beneficiaries designated unless other provisions have been made and approved by Hartford.

OPTION 3 -- Joint and Last Survivor Annuity

    An Annuity payable monthly during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor. Based on the options currently offered by Hartford, the Annuitant may elect that the payment to the survivor be less than the payment made during the joint lifetime of the Annuitant and a designated second person.

    It would be possible under this option for an Annuitant and designated second person to receive only one payment in the event of the common or simultaneous death of the parties prior to the due date for the second payment and so on.

OPTION 4 -- Payments for a Designated Period

    An amount payable monthly for the number of years selected which may be from 5 to 30 years. Under this option, you may, at any time, surrender the Contract and receive, within seven days, the Termination Value of the Contract as determined by Hartford.

    In the event of the Annuitant's death prior to the end of the designated period, the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary or Beneficiaries designated unless other provisions have been made and approved by Hartford.

    Annuity Option 4 is an option that does not involve life contingencies and thus no mortality guarantee. Charges made for the mortality undertaking under the Contracts thus provide no real benefit to a Contract Owner.

 ANNUITY PROCEEDS SETTLEMENT OPTION

    Proceeds from the Death Benefit may be left with Hartford for a period not to exceed five years from the date of the Contract Owner's death prior to the Annuity Commencement Date. These proceeds will remain in the Sub-Account(s) to which they were allocated at the time of death unless the Beneficiary elects to reallocate them. Full or partial withdrawals may be made at any time. In the event of withdrawals, the remaining value will equal the Contract Value of the proceeds left with Hartford, minus any withdrawals.

    Hartford may offer other annuity or settlement options from time to time.

    VARIABLE AND FIXED ANNUITY PAYMENTS -- When an Annuity is effected under a Contract, unless otherwise specified, Contract Values (less applicable Premium Taxes) held in the Sub-Accounts will be applied to provide a Variable Annuity based on the pro rata amount in the various Sub-Accounts. Fixed Account Contract Values will be applied to provide a Fixed Annuity. YOU SHOULD CONSIDER THE QUESTION OF ALLOCATION OF CONTRACT VALUES (LESS APPLICABLE PREMIUM TAXES) AMONG SUB-ACCOUNTS OF THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT OF HARTFORD TO MAKE CERTAIN THAT ANNUITY PAYMENTS ARE BASED ON THE INVESTMENT ALTERNATIVE BEST SUITED TO YOUR NEEDS FOR RETIREMENT.

    The minimum monthly Annuity payment is $50.00. No election may be made which results in a first payment of less than $50.00. If at any time Annuity payments are or become less than $50.00, Hartford has the right to change the frequency of payment to intervals that will result in payments of at least $50.00. For New York Contracts, the minimum monthly Annuity payment is $20.00.

HARTFORD LIFE INSURANCE COMPANY                                               23
--------------------------------------------------------------------------------

    When Annuity payments are to commence, the value of the Contract is determined as the sum of (1) the value of the Fixed Account no earlier than the close of business on the fifth Valuation Day preceding the date the first Annuity payment is due plus (2) the product of (a) the value of the Accumulation Unit of each Sub-Account on that same day and (b) the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.

    All annuity payments under any option will occur the same day of the month as the Annuity Commencement Date, based on the payment frequency selected by the Contract Owner. Available payment frequencies include monthly, quarterly, semi-annual and annual. The payment frequency may not be changed after payout has begun.

    VARIABLE ANNUITY -- The Contract contains tables indicating the minimum dollar amount of the first monthly payment under the optional variable forms of Annuity for each $1,000 of value of a Sub-Account under a Contract. The first monthly payment varies according to the form and type of Variable Payment Annuity selected. The Contract contains Variable Payment Annuity tables derived from the 1983a Individual Annuity Mortality Table with ages set back one year and with an assumed investment rate ("A.I.R.") of 5% per annum. The total first monthly Variable Annuity payment is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Contracts.

    The amount of the first monthly Variable Annuity payment is divided by the value of an Annuity Unit for the appropriate Sub-Account no earlier than the close of business on the fifth Valuation Day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the Annuity payment period, and in each subsequent month the dollar amount of the Variable Annuity payment is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.

    The value of the Annuity Unit for each Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the net investment factor for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed investment rate of 5% per annum. The Annuity Unit value used in calculating the amount of the Variable Annuity payments will be based on an Annuity Unit value determined as of the close of business on a day no earlier than the fifth Valuation Day preceding the date of the Annuity payment.

    LEVEL VARIABLE ANNUITY PAYMENTS WOULD BE PRODUCED IF THE INVESTMENT RATE REMAINED CONSTANT AND EQUAL TO THE A.I.R. IN FACT, PAYMENTS WILL VARY UP OR DOWN AS THE INVESTMENT RATE VARIES UP OR DOWN FROM THE A.I.R.

    FIXED ANNUITY -- Fixed Annuity payments are determined at annuitization by multiplying the Contract Value (less applicable Premium Taxes) by a rate to be determined by Hartford which is no less than the rate specified in the Fixed Payment Annuity tables in the Contract. The Annuity payment will remain level for the duration of the Annuity.

                               OTHER INFORMATION

    ASSIGNMENT -- Ownership of a Contract described herein is generally assignable. However, if the Contracts are issued pursuant to some form of Qualified Plan, it is possible that the ownership of the Contracts may not be transferred or assigned depending on the type of tax-qualified retirement plan involved. An assignment of a Non-Qualified Contract may subject the Contract values or assignment proceeds to income taxes and certain penalty taxes.

    CONTRACT MODIFICATION -- The Annuitant may not be changed; however, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by written notice to Hartford.

    Hartford reserves the right to modify the Contract, but only if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which Hartford is subject; or (ii) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity Contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account(s) or (iv) provides additional Separate Account options or (v) withdraws Separate Account options. In the event of any such modification Hartford will provide notice to the Contract Owner or to the payee(s) during the Annuity period. Hartford may also make appropriate endorsement in the Contract to reflect such modification.

24                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                           FEDERAL TAX CONSIDERATIONS

    What are some of the federal tax consequences which affect these Contracts?

  A. GENERAL

    SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE CONTRACT OWNER INVOLVED AND THE TYPE OF PLAN UNDER WHICH THE CONTRACT IS PURCHASED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, TRUSTEE OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A CONTRACT DESCRIBED HEREIN.

    It should be understood that any detailed description of the federal income tax consequences regarding the purchase of these Contracts cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. The discussion here and in Appendix I, commencing on page 30, is based on Hartford's understanding of existing federal income tax laws as they are currently interpreted.

  B. TAXATION OF HARTFORD AND
     THE SEPARATE ACCOUNT

    The Separate Account is taxed as part of Hartford which is taxed as a life insurance company in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units (See "Accumulation Unit Values" commencing on page 8). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

    No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to Qualified or Non-Qualified Contracts.

  C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING PURCHASERS OTHER THAN QUALIFIED RETIREMENT PLANS

    Section 72 of the Code governs the taxation of annuities in general.

 1. NON-NATURAL PERSONS, CORPORATIONS, ETC.

    Section 72 contains provisions for Contract Owners which are non-natural persons. Non-natural persons include corporations, trusts, limited liability companies and partnerships. The annual net increase in the value of the Contract is currently includable in the gross income of a non-natural person, unless the non-natural person holds the Contract as an agent for a natural person. There are additional exceptions from current inclusion for (i) certain annuities held by structured settlement companies, (ii) certain annuities held by an employer with respect to a terminated qualified retirement plan and (iii) certain immediate annuities. A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.

    If the Contract Owner is not an individual, the primary Annuitant shall be treated as the Contract Owner for purposes of making distributions which are required to be made upon the death of the Contract Owner. If there is a change in the primary Annuitant, such change shall be treated as the death of the Contract Owner.

 2. OTHER CONTRACT OWNERS (NATURAL PERSONS).

    A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

    The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

    A. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

 i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

 ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract."

 iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income

HARTFORD LIFE INSURANCE COMPANY                                               25
--------------------------------------------------------------------------------

    on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

 iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

 v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

    B. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

    Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

 i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

 ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

 iii. Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

    C. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

    Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same Contract Owner within the same calendar year (other than certain contracts held in connection with a tax-qualified retirement arrangement) will be treated as one annuity Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new Contract for this purpose. Hartford believes that for any annuity subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated as withdrawals of income until all of the income from all such Contracts is withdrawn. As of the date of this Prospectus, there are no regulations interpreting this provision.

    D. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY
       PAYMENTS.

 i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

 ii. The 10% penalty tax will not apply to the following distributions (exceptions vary based upon the precise plan involved):

    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

    3.  Distributions attributable to a recipient's becoming disabled.

    4. A distribution that is part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's Beneficiary).

    5. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

    E. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

    If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed

26                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph 3.

    F. REQUIRED DISTRIBUTIONS

 i. Death of Contract Owner or Primary Annuitant

    Subject to the alternative election or spouse beneficiary provisions in ii or iii below:

    1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

    2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract will be distributed within 5 years after such death; and

    3.  If the Contract Owner is not an individual, then for purposes of 1. or
        2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

 ii. Alternative Election to Satisfy Distribution Requirements
    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. The election and payments must begin within a year of the death.

 iii. Spouse Beneficiary
    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above.

 3. DIVERSIFICATION REQUIREMENTS.

    Section 817 of the Code provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a Contract is not treated as an annuity contract, the Contract Owner will be subject to income tax on the annual increases in cash value.

    The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer.

    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the Contract Owner must agree to pay the tax due for the period during which the diversification requirements were not met.

    Hartford monitors the diversification of investments in the separate accounts and tests for diversification as required by the Code. Hartford intends to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

 4. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

    In order for a variable annuity contract to qualify for tax deferral, assets in the segregated asset accounts supporting the variable contract must be considered to be owned by the insurance company and not by the variable contract owner. The Internal Revenue Service ("IRS") has issued several rulings which discuss investor control. The IRS has ruled that certain incidents of ownership by the contract owner, such as the ability to select and control

HARTFORD LIFE INSURANCE COMPANY                                               27
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investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.

    Further, in the explanation to the temporary Section 817 diversification regulations, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract." The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, no other such guidance has been issued. Further, Hartford does not know if or in what form such guidance will be issued. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect. Due to the lack of specific guidance regarding the issue of investor control, there is necessarily some uncertainty regarding whether a Contract Owner could be considered the owner of the assets for tax purposes. Hartford reserves the right to modify the contracts, as necessary, to prevent Contract Owners from being considered the owners of the assets in the separate accounts.

  D. FEDERAL INCOME TAX WITHHOLDING

    The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding, pursuant to Section 3405 of the Code. The application of this provision is summarized below:

 1. NON-PERIODIC DISTRIBUTIONS.

    The portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding unless the recipient elects not to have taxes withheld. If an election not to have taxes withheld is not provided, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. If the necessary election forms are not submitted to Hartford, Hartford will automatically withhold 10% of the taxable distribution.

 2. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE
    YEAR).

    The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested.

  E. GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

    The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I commencing on page 30 for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

  F. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.

                                 MISCELLANEOUS

                             HOW CONTRACTS ARE SOLD

    Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is an affiliate of Hartford. Hartford's parent company indirectly owns 100% of HSD. The principal business address of HSD is the same as that of Hartford.

    The securities will be sold by salesperson of HSD who represent Hartford as insurance and variable annuity agents and who are registered representatives of Broker-Dealers who have entered into distribution agreements with HSD.

    HSD is registered with the Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc.

    Commissions will be paid by Hartford and will not be more than 6% of Premium Payments. From time to time,

28                                               HARTFORD LIFE INSURANCE COMPANY
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Hartford may pay or permit other promotional incentives, in cash or credit or other compensation.

    Broker-dealers or financial institutions are compensated according to a schedule set forth by HSD and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on premium payments made by policyholders or contract owners. This compensation is usually paid from the sales charges described in this Prospectus.

    In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HSD, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HSD, its affiliates or Hartford out of their own assets and will not effect the amounts paid by the policyholders or contract owners to purchase, hold or surrender variable insurance products.

    The Contract may be sold directly to certain individuals under certain circumstances that do not involve payment of any sales compensation to a registered representative. In such case, Hartford will credit the Contract with an additional 5.0% of the premium payment. This additional percentage of premium payment in no way affects present or future charges, rights, benefits or current values of other Contract Owners. The following class of individuals are eligible for this feature: (1) current or retired officers, directors, trustees and employees (and their families) of the ultimate parent and affiliates of Hartford; and (2) employees and registered representatives (and their families) of registered broker-dealers (or financial institutions affiliated therewith) that have a sales agreement with Hartford and its principal underwriter to sell the Contracts.

                                   YEAR 2000

    The Year 2000 issue relates to the ability or inability of computer systems to properly process information and data containing or related to dates beginning with the year 2000 and beyond. The Year 2000 issue exists because, historically, many computer systems that are in use today were developed years ago when a year was identified using a two-digit field rather than a four-digit field. As information and data containing or related to the century date are introduced to computer hardware, software and other systems, date sensitive systems may recognize the year 2000 as 1900, or not at all, which may result in computer systems processing information incorrectly. This, in turn, may significantly and adversely affect the integrity and reliability of information databases and may result in a wide variety of adverse consequences to a company. In addition, Year 2000 problems that occur with third parties with which a company does business, such as suppliers, computer vendors and others, may also adversely affect any given company.

    As an insurance and financial services company, Hartford has thousands of individual and business customers that have purchased or invested in insurance policies, annuities, mutual funds and other financial products. Nearly all of these policies and products contain date sensitive data, such as policy expiration dates, birth dates, premium payments dates and the like. In addition, Hartford has business relationships with numerous third parties that affect virtually all aspects of its business, including, without limitation, suppliers, computer hardware and software vendors, insurance agents and brokers, securities broker-dealers and other distributors of financial products.

    Beginning in 1990, Hartford began working on making its computer systems Year 2000 ready, either by installing new programs or by replacing systems. In January 1998, Hartford commenced a company-wide program to further identify, assess and remediate the impact of Year 2000 problems in all of Hartford's business segments. Hartford currently anticipates that this internal program will be substantially completed by the end of 1998, and testing of computer systems will continue through 1999.

    In addition, as part of its Year 2000 program, Hartford is identifying third parties with which it has significant business relations in order to attempt to assess any potential impact on Hartford as a result of such third-party Year 2000 issues and remediation plans. Hartford currently anticipates that it will substantially complete this evaluation by the end of 1998, and will conduct systems testing with certain third parties through 1999. Hartford does not have control over these third parties and, as a result, Hartford cannot currently determine to what extent future operating results may be adversely affected by the failure of these third parties to successfully address their Year 2000 issues. Hartford will continue to assess Year 2000 risk exposures related to its own operations and its third-party relationships and is in the process of developing contingency plans.

    The costs of addressing the Year 2000 issue that have been incurred through the six months ended June 30, 1998 have not been material to Hartford's financial condition or results of operations. Hartford will continue to incur costs related to its Year 2000 efforts and does not anticipate that the costs to be incurred will be material to its financial condition or results of operations.

                           LEGAL MATTERS AND EXPERTS

    There are no material legal proceedings pending to which the Separate Account is a party.

    Counsel with respect to federal laws and regulations applicable to the issue and sale of the Contracts and with

HARTFORD LIFE INSURANCE COMPANY                                               29
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respect to Connecticut law is Lynda Godkin, Senior Vice President, General
Counsel and Corporate Secretary, Hartford Life Insurance Company, P.O. Box 2999, Hartford, Connecticut 06104-2999.

    The audited financial statements and financial statement schedules included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

                             ADDITIONAL INFORMATION

    Inquiries will be answered by calling your representative or by writing:

Hartford Life Insurance Company
Attn: Individual Annuity Services
P.O. Box 5085
Hartford, Connecticut 06102-5085
Telephone: (800) 862-6668 (Contract Owners)
          (800) 862-7155 (Investment Representatives)

30                                               HARTFORD LIFE INSURANCE COMPANY
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                                   APPENDIX I
                   INFORMATION REGARDING TAX-QUALIFIED PLANS

The tax rules applicable to tax-qualified contract owners, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of plan as well as the terms and conditions of the plan itself. Various tax penalties may apply to contributions in excess of applicable limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions which do not conform to applicable commencement and minimum distribution rules, and certain other transactions with respect to tax-qualified plans. Therefore, this summary does not attempt to provide more than general information about the tax rules associated with use of a Contract by a tax-qualified retirement plan. Contract owners, plan participants and beneficiaries are cautioned that the rights and benefits of any person to benefits may be controlled by the terms and conditions of the tax-qualified retirement plan itself, regardless of the terms and conditions of a Contract, but that Hartford is not bound by the terms and conditions of such plans to the extent such terms conflict with a Contract, unless Hartford specifically consents to be bound. Additionally, some tax-qualified retirement plans are subject to distribution and other requirements which are not incorporated into Hartford's administrative procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable law. Because of the complexity of these rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

  A. TAX-QUALIFIED PENSION OR
     PROFIT-SHARING PLANS

    Provisions of the Code permit eligible employers to establish tax-qualified pension or profit sharing plans (described in Section 401(a) and 401(k), if applicable, and exempt from taxation under Section 501(a) of the Code), and Simplified Employee Pension Plans (described in Section 408(k)). Such plans are subject to limitations on the amount that may be contributed, the persons who may be eligible to participate and the time when distributions must commence. Employers intending to use these contracts in connection with tax-qualified pension or profit-sharing plans should seek competent tax and other legal advice.

  B. TAX SHELTERED ANNUITIES
     UNDER SECTION 403(B)

    Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations, as specified in Section 501(c)(3) of the Code, to purchase annuity contracts, and, subject to certain limitations, to exclude such contributions from gross income. Generally, such contributions may not exceed the lesser of $10,000 (indexed) or 20% of an employee's "includable compensation" for such employee's most recent full year of employment, subject to other adjustments. Special provisions under the Code may allow some employees to elect a different overall limitation.

    Tax-sheltered annuity programs under Section 403(b) are subject to a PROHIBITION AGAINST DISTRIBUTIONS FROM THE CONTRACT ATTRIBUTABLE TO CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT, unless such distribution is made:

(1) after the participating employee attains age 59 1/2;

(2) upon separation from service;

(3) upon death or disability; or

(4) in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).

    Generally, the above restrictions do not apply to distributions attributable to cash values or other amounts held under a Section 403(b) contract as of December 31, 1988.

  C. DEFERRED COMPENSATION PLANS
     UNDER SECTION 457

    Employees and independent contractors performing services for eligible employers may have contributions made to an Eligible Deferred Compensation Plan of their employer in accordance with the employer's plan and Section 457 of the Code. Section 457 places limitations on contributions to Eligible Deferred Compensation Plans maintained by a State or other tax-exempt organization. For these purposes, the term "State" means a State, a political sub-division of a State, and an agency or instrumentality of a State or political sub-division of a State. Generally, the limitation is 33 1/3% of includable compensation (typically 25% of gross compensation) or, for 1998, $8,000 (indexed), whichever is less. Such a plan may also provide for additional "catch-up" deferrals during the three taxable years ending before a Participant attains normal retirement age.

    An employee electing to participate in an Eligible Deferred Compensation Plan should understand that his or her rights and benefits are governed strictly by the terms of the plan and that the employer is the legal owner of any contract issued with respect to the plan. The employer, as owner of the contract(s), retains all voting and redemption

HARTFORD LIFE INSURANCE COMPANY                                               31
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rights which may accrue to the contract(s) issued with respect to the plan. The participating employee should look to the terms of his or her plan for any charges in regard to participating therein other than those disclosed in this Prospectus. Participants should also be aware that effective August 20, 1996, the Small Business Job Protection Act of 1996 requires that all assets and income of an Eligible Deferred Compensation Plan established by a governmental employer which is a State, a political subdivision of a State, or any agency or instrumentality of a State or political subdivision of a State, must be held in trust (or under certain specified annuity contracts or custodial accounts) for the exclusive benefit of participants and their beneficiaries. Special transition rules apply to such Eligible governmental Deferred Compensation Plans already in existence on August 20, 1996, and provide that such plans need not establish a trust before January 1, 1999. However, this requirement of a trust does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) organization, and such amounts will be subject to the claims of such tax-exempt employer's general creditors.

    In general, distributions from an Eligible Deferred Compensation Plan are prohibited under Section 457 of the Code unless made after the participating employee attains age 70 1/2, separates from service, dies, or suffers an unforeseeable financial emergency. Present federal tax law does not allow tax-free transfers or rollovers for amounts accumulated in a Section 457 plan except for transfers to other Section 457 plans in limited cases.

  D. INDIVIDUAL RETIREMENT ANNUITIES
     UNDER SECTION 408

    Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("IRAs"). IRAs are subject to limitations on the amount that may be contributed, the contributions that may be deducted from taxable income, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain qualified plans may be "rolled-over" on a tax-deferred basis into an IRA.

    The Contracts may be offered as SIMPLE IRAs in connection with a SIMPLE IRA plan of an employer. Special rollover rules apply to SIMPLE IRAs. Amounts can be rolled over from one SIMPLE IRA to another SIMPLE IRA. However, amounts can be rolled over from a SIMPLE IRA to a regular IRA only after two years have expired since the participant first commenced participation in your employer's SIMPLE IRA plan. Amounts cannot be rolled over to a SIMPLE IRA from a qualified plan or a regular IRA. Hartford is a non-designated financial institution.

    Beginning in 1998, the Contracts may be offered as ROTH IRAs under Section 408A of the Code. Contributions to a ROTH IRA are not deductible. Subject to special limitations, a regular IRA may be converted into a ROTH IRA or a distribution from a regular IRA may be rolled over to a ROTH IRA. However, a conversion or a rollover from a regular IRA to a ROTH IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a ROTH IRA are tax-free.

  E. FEDERAL TAX PENALTIES
     AND WITHHOLDING

    Distributions from retirement plans are generally taxed under Section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution which bears the same ratio as the after-tax contributions bear to the expected return.

 1. PREMATURE DISTRIBUTION

    Distributions from a tax-qualified plan before the Participant attains age 59 1/2 are generally subject to an additional penalty tax equal to 10% of the taxable portion of the distribution. The 10% penalty does not apply to distributions made after the employee's death, on account of disability, for eligible medical expenses and distributions in the form of a life annuity and, except in the case of an IRA, certain distributions after separation from service after age 55. For these purposes, a life annuity means a scheduled series of substantially equal periodic payments for the life or life expectancy of the Participant (or the joint lives or life expectancies of the Participant and Beneficiary).

    In addition, effective for distributions made from an IRA after December 31, 1997, there is no such penalty tax on distributions that do not exceed the amount of certain qualifying higher education expenses, as defined by Section 72(t)(7) of the Code, or which are qualified first-time home buyer distributions meeting the requirements of Section 72(t)(8) of the Code.

    If you are a participant in a SIMPLE IRA plan, you should be aware that the 10% penalty tax discussed above is increased to 25% with respect to non-exempt premature distributions made from your SIMPLE IRA during the first two years following the date you first commenced participation in any SIMPLE IRA plan of your employer.

 2. MINIMUM DISTRIBUTION TAX

    If the amount distributed is less than the minimum required distribution for the year, the Participant is subject to a 50% tax on the amount that was not properly distributed.

    An individual's interest in a tax-qualified retirement plan generally must be distributed, or begin to be distributed, not later than April 1 of the calendar year following the later of (i) the calendar year in which the individual

32                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

attains age 70 1/2 or (ii) the calendar year in which the individual retires from service with the employer sponsoring the plan ("required beginning date"). However, the required beginning date for an individual who is a five (5) percent owner (as defined in the Code), or who is the owner of an IRA, is April 1 of the calendar year following the calendar year in which the individual attains age
70 1/2. The entire interest of the Participant must be distributed beginning no later than the required beginning date over a period which may not extend beyond a maximum of the life expectancy of the Participant and a designated Beneficiary. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. In addition, minimum distribution incidental benefit rules may require a larger annual distribution.

    If an individual dies before reaching his or her required beginning date, the individual's entire interest must generally be distributed within five years of the individual's death. However, this rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual's death to a designated Beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the Beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.

    If an individual dies after reaching his or her required beginning date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

 3. WITHHOLDING

    In general, distributions from IRAs and plans described in Section 457 of the Code are subject to regular wage withholding rules. Periodic distributions from other tax-qualified retirement plans that are made for a specified period of 10 or more years or for the life or life expectancy of the participant (or the joint lives or life expectancies of the participant and beneficiary) are generally subject to federal income tax withholding as if the recipient were married claiming three exemptions. The recipient of periodic distributions may generally elect not to have withholding apply or to have income taxes withheld at a different rate by providing a completed election form.

    Other distributions from such other tax-qualified retirement plans are generally subject to mandatory income tax withholding at the flat rate of 20% unless such distributions are:

a)  the non-taxable portion of the distribution;

b)  required minimum distributions; or

c)  direct transfer distributions.

    Direct transfer distributions are direct payments to an IRA or to another eligible retirement plan under Code section 401(a)(31).

HARTFORD LIFE INSURANCE COMPANY                                               33
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                               TABLE OF CONTENTS
                                       TO
                      STATEMENT OF ADDITIONAL INFORMATION

 SECTION                                                                   PAGE
 ------------------------------------------------------------------------  ----
 DESCRIPTION OF HARTFORD LIFE INSURANCE COMPANY..........................
 SAFEKEEPING OF ASSETS...................................................
 INDEPENDENT PUBLIC ACCOUNTANTS..........................................
 DISTRIBUTION OF CONTRACTS...............................................
 CALCULATION OF YIELD AND RETURN.........................................
 PERFORMANCE COMPARISONS.................................................
 FINANCIAL STATEMENTS....................................................

This form must be completed for all tax sheltered annuities.

                     SECTION 403(b)(11) ACKNOWLEDGMENT FORM

    The Hartford Variable Annuity Contract which you have recently purchased is subject to certain restrictions imposed by the Tax Reform Act of 1986. Contributions to the Contract after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed to you unless you have:

    a. attained age 59 1/2,

    b. separated from service,

    c. died, or

    d. become disabled.

Distributions of post December 31, 1988 contributions (excluding any income thereon) may also be made if you have experienced a financial hardship.

Also, there may be a 10% penalty tax for distributions made prior to age 59 1/2 because of financial hardship or separation from service.

Also, please be aware that your 403(b) Plan may also offer other financial alternatives other than The Director CHOICE Variable Annuity. Please refer to your Plan.

    Please complete the following and return to:     Hartford Life Insurance
Company
                                     Individual Annuity Services
                                     P.O. Box 5085
                                     Hartford, CT 06102-5085

Name of Contract Owner/Participant
-------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

City or Plan/School District
--------------------------------------------------------------------------------

Date:
--------------------------------------------------------------------------------

Contract No:
--------------------------------------------------------------------------------

Signature:
--------------------------------------------------------------------------------

    To obtain a Statement of Additional Information, please complete the form below and mail to:

    Hartford Life Insurance Company
    Attn: Individual Annuity Services
    P.O. Box 5085
    Hartford, CT 06102-5085

    Please send a Statement of Additional Information for The Director CHOICE Variable Annuity to me at the following address:

----------------------------------------------------
                            Name

------------------------------------------------------------
                          Address

------------------------------------------------------------
    City/State                                        Zip
Code